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                                 UNIDIGITAL INC.
                              and its Subsidiaries





          $20,000,000 14% Senior Subordinated Notes due August 31, 2006
                     of Unidigital Inc. and its Subsidiaries

             Warrants for 690,134 shares (subject to adjustment) of
                Common Stock, $.01 par value, of Unidigital Inc.







                                 --------------

                          SECURITIES PURCHASE AGREEMENT

                                 --------------


                               September 14, 1999



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

                                TABLE OF CONTENTS

                                                                            Page

1.   Authorization of Securities; etc..........................................1

2.   Sale and Purchase of Securities...........................................2

3.   Closing...................................................................2

4.   Conditions to Closing.....................................................3

     4.1.   Representations and Warranties Correct.............................3
     4.2.   Performance; No Default............................................3
     4.3.   Related Transactions...............................................3
     4.4.   Compliance Certificate.............................................3
     4.5.   Sale of Securities to Other Purchasers.............................4
     4.6.   Opinion of Counsel for the Companies...............................4
     4.7.   Opinion of Choate, Hall & Stewart..................................4
     4.8.   Certain Additional Documents to be Delivered at or Prior to the
            Closing............................................................4
     4.9.   Payment of Transactions Costs......................................4
     4.10.  Legal Investment; Certificate......................................4
     4.11.  Sale and Purchase Not Forbidden by Law.............................4
     4.12.  Proceedings and Documents..........................................4
     4.13.  Joint and Several Obligations, etc.................................5

5.   Representations and Warranties............................................5

     5.1.   Organization, Standing, etc. of the Holding Company................5
     5.2.   Names; Jurisdictions of Incorporation; Subsidiaries................5
     5.3.   Qualification......................................................5
     5.4.   Business, etc......................................................6
     5.5.   Shares; Shareholders...............................................6
     5.6.   Financial Statements...............................................7
     5.7.   Changes; Solvency, etc.............................................8
     5.8.   Tax Returns and Payments...........................................8
     5.9.   Debt, Liens, Investments and Transactions with Affiliates;
            Derivative Transactions; Material Agreements.......................9
     5.10.  Title to Properties; Liens; Leases.................................9
     5.11.  Litigation, etc...................................................10
     5.12.  Valid and Binding Obligations; Compliance with Other
            Instruments, Borrowing Restrictions, etc..........................10
     5.13.  ERISA and Other Employee Benefit Matters..........................11
     5.14.  Consents, etc.....................................................13
     5.15.  Proprietary Rights; Licenses......................................13

                                      (i)

     5.16.  Offer of Securities; Investment Bankers...........................14
     5.17.  Government Regulation.............................................14
     5.18.  Labor Relations; Suppliers, Distributors and Customers............14
     5.19.  Year 2000 Compliance..............................................14
     5.20.  Disclosure........................................................14

6.   Use of Proceeds..........................................................15

7.   Financial Statements and Information.....................................15

8.   Inspection; Confidentiality..............................................20

9.   Prepayment of Notes......................................................21

     9.1.   Required Prepayment Without Premium of Notes......................21
     9.2.   Optional Prepayment Without Premium of Notes From Proceeds of
            Public Offering...................................................21
     9.3.   Optional Prepayment With Premium of Notes.........................21
     9.4.   Prepayment Without Premium of the Notes at the Option of
            Holders of the Notes upon a Change of Control.....................22
     9.5.   Allocation of Partial Prepayments of Notes........................22
     9.6.   Notice of Optional Prepayments of Notes...........................22
     9.7.   Maturity; Accrued Interest; Surrender, etc. of Notes..............23
     9.8.   Purchase of Notes.................................................23
     9.9.   Payment on Non-Business Days......................................23
     9.10.  Application of Notes in Satisfaction of Exercise Price of
            Warrants..........................................................23

10.  Subordination of Notes...................................................23

11.  Registration and Co-Sale Rights, Drag-Along Obligations, etc.............23

12.  Put and Call Rights......................................................24

     12.1.  Put Rights with Respect to Warrants and Warrant Shares............24
     12.2.  Call Rights with Respect to the Warrants..........................25
     12.3.  Closing...........................................................26
     12.4.  No Waivers, etc...................................................27

13.  Board Visitation Rights..................................................27

14.  Covenants of the Holding Company.........................................27

     14.1.  Books of Record and Account; Reserves.............................28
     14.2.  Payment of Taxes; Existence; Maintenance of Properties;
            Compliance with Laws; Lines of Business; Proprietary Rights.......28
     14.3.  Insurance.........................................................28

                                      (ii)

     14.5.  Limitation on Debt................................................29
     14.6.  Limitation on Restricted Payments and Restricted Investments......30
     14.7.  Fixed Coverage Ratio..............................................31
     14.8.  Limitation on Tax Consolidation...................................32
     14.9.  Limitation on Liens...............................................32
     14.10. Limitation on Transactions with Affiliates........................32
     14.11. Joinder of Additional Subsidiaries................................32
     14.12. Limitation on Issuance and Sale of Shares of Subsidiaries;
            No Preferred Shares...............................................33
     14.13. Limitation on Subsidiary's Consolidation or Merger................33
     14.14  Limitation on the Holding Company's Consolidation and Merger......33
     14.15. Limitation on Disposition of Property.............................34
     14.16. Modification of Certain Documents, Agreements and Instruments;
            Fiscal Year End...................................................35
     14.17. Further Assurances................................................35

15.  Definitions..............................................................36

     15.1.  Definitions of Capitalized Terms..................................36
     15.2.  Other Definitions.................................................51
     15.3.  Accounting Terms and Principles; Laws.............................52

16.  Remedies.................................................................52

     16.1.  Events of Default Defined; Acceleration of Maturity...............52
     16.2.  Suits for Enforcement, etc........................................57
     16.3.  Remedies Cumulative...............................................57
     16.4.  Remedies Not Waived...............................................57
     16.5.  Application of Payments...........................................58

17.  Registration, Transfer and Exchange of Securities........................58

18.  Replacement of Securities................................................58

19.  Amendment and Waiver.....................................................58

20.  Method of Payment of Securities..........................................59

21.  Expenses; Indemnity......................................................60

22.  Charges; Foreign Currency; Taxes.........................................60

23.  Communications...........................................................61

24.  Survival of Agreements, Representations and Warranties, etc..............62

                                      (iii)

25.  Successors and Assigns; Rights of Other Holders..........................63

26.  Purchase for Investment; Source of Funds.................................63

27.  Governing Law; Jurisdiction; Waiver of Jury Trial........................65

28.  Rules 144 and 144A.......................................................65

29.  Miscellaneous............................................................65


Schedule I          Purchaser Information

Exhibit 1(a)        Form of Note
Exhibit 1(b)        Form of Warrant
Exhibit 4.3(c)      Form of Registration Rights Agreement
Exhibit 4.6         Opinion of Buchanan Ingersoll Professional Corporation
Exhibit 4.7         Opinion of Choate, Hall & Stewart
Exhibit 4.8 Additional Documents to be Delivered at or Prior to the Closing
Exhibit 5.2         Names; Jurisdictions of Incorporation; Subsidiaries
Exhibit 5.5(a)      Shares; Shareholders
Exhibit 5.5(b)      Other Securities; Commitments; Preemptive and Registration
                    Rights
Exhibit 5.7         Restricted Payments and Restricted Investments
Exhibit 5.8         Tax Returns and Payments
Exhibit 5.9 Debt, Liens, Investments, Transactions with Affiliates, Derivative Transactions and Material Agreements
Exhibit 5.10        Title to Properties; Liens; Leases
Exhibit 5.11        Litigation, etc.
Exhibit 5.14        Consents
Exhibit 6           Use of Proceeds
Exhibit 7(c)(v)     Information as to New Subsidiaries

                                      (iv)

                                 UNIDIGITAL INC.
                              229 West 28th Street
                            New York, New York 10001


                                                              September 14, 1999


To the Purchasers named
on Schedule I attached hereto
   ----------

Ladies and Gentlemen:

     UNIDIGITAL INC., a Delaware corporation (the "Holding Company"), LINOGRAPHICS CORPORATION, a New York corporation ("Linographics"), ELEMENTS (UK) LIMITED, a United Kingdom corporation ("Elements (UK)"), UNIDIGITAL ELEMENTS
(SF), INC., a Delaware corporation ("Elements (SF)"), UNISON (NY), INC., a Delaware corporation ("Unison (NY)"), UNISON (MA), INC., a Delaware corporation ("Unison (MA)"), MEGA ART CORP., a New York corporation ("Mega Art"), SUPERGRAPHICS HOLDING COMPANY, INC., a Delaware corporation ("SuperGraphics Holding"), SUPERGRAPHICS CORPORATION, a California corporation
("SuperGraphics"), REGENT GROUP LIMITED, a United Kingdom corporation ("Regent"), and INTERFACE GRAPHICS LIMITED, a corporation organized under the laws of Scotland ("Interface"), each a Wholly-Owned Subsidiary of the Holding Company (the Holding Company, Linographics, Elements (UK), Elements (SF), Unison
(NY), Unison (MA), Mega Art,  SuperGraphics Holding,  SuperGraphics,  Regent and
Interface are collectively referred to as the "Companies" and each as a "Company"), jointly and severally agree with you as follows. Certain capitalized terms used herein are defined in section 15.

1.   Authorization of Securities; etc.
     ---------------------------------

          (a) The Companies have authorized the issue and sale of their Senior 14% Subordinated Notes due August 31, 2006 (herein, together with any notes issued in exchange therefor or replacement thereof, called the "Notes") in the aggregate principal amount of $20,000,000. The Notes are to be substantially in the form of Exhibit 1(a) attached hereto; and
                                  ------------

          (b) The Holding Company has authorized the issue and sale of its warrants (herein, together with any warrants issued in exchange therefor or replacement thereof, called the "Warrants") evidencing rights to purchase in the aggregate 690,134 shares (subject to adjustment) of Common Stock. The Warrants shall be exercisable during the Exercise Period (as defined in the

Warrants) for $5.425 per share (subject to adjustment), shall expire on August 31, 2006 and shall be substantially in the form of Exhibit 1(b) attached hereto.
                                                   ------------

          (c) Interest is payable on the Notes semi-annually in arrears on the last day of each February and August, commencing February 29, 2000, and at maturity. In no event shall the amount paid or agreed to be paid by the Companies as interest and premium on any Note exceed the highest lawful rate permissible under any law applicable thereto. As further provided in the Notes, in lieu of paying cash, the Companies may elect from time to time to defer payment of a portion of the interest accrued thereon until maturity (whether by acceleration, declaration or otherwise) and to pay it together with interest accrued thereon at that time.

          (d) The Securities are to be issued under this Agreement and separate Securities Purchase Agreements (the "Other Securities Purchase Agreements") identical herewith (except as to the name and address of each of the other purchasers) being entered into concurrently by the Companies with each of the other purchasers (the "Other Purchasers") named in Schedule I attached
                                                             ----------
     hereto. The issue of Securities to you and the issues of Securities to each of the Other Purchasers are separate transactions and you shall not be liable or responsible for the acts or defaults of the Other Purchasers.

2.   Sale and  Purchase  of  Securities.  Subject  to the terms  and  conditions
     ----------------------------------
hereof, the Companies will issue and sell to you and you will purchase from the Companies, at the Closing specified in section 3, the Securities specified on that portion of Schedule I attached hereto as is applicable to you. The
                   -----------
aggregate purchase price of the Notes and the Warrants shall be $20,000,000, of which $19,000,000 shall be allocated to the Notes and $1,000,000 shall be allocated to the Warrants. The Companies and you agree that the values ascribed to the Securities (which values shall be used by the Companies and you, as well as any subsequent holder of any of the Securities, for all purposes, including the preparation of tax returns) shall be determined in accordance with the foregoing.

3.   Closing.  The closing of the sale and purchase of the Securities  hereunder
     -------
(the "Closing") shall take place at the office of Messrs. Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on September 14, 1999 or such other date (not later than September 30, 1999) to which you and the Companies may agree (the "Closing Date"). The Closing shall occur not later than 11:00 A.M. Boston time (your reinvestment deadline) on the Closing Date. At the Closing, the Companies will deliver to you the Securities to be purchased by you at the Closing against payment of the purchase price thereof to (or for the benefit of) the Companies in immediately available funds in accordance with the following instructions: Chase Manhattan Bank, f/b/o Unidigital Inc., ABA No. 021 000 021, Account No. 910 4049 128. Delivery of the Securities to be purchased by you at the Closing shall be made in the form of one or more Notes and Warrants, in such denominations and registered in such names as are specified on Schedule I attached hereto, and in each case dated and, in the case
             ----------
of the Notes, bearing interest, from the Closing Date. If at the Closing the Companies shall fail to tender the Securities to be delivered to you as provided herein, or if at the Closing any of the conditions specified in section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such non-fulfillment.

4.   Conditions  to  Closing.  Your  obligation  to  purchase  and  pay  for the
     -----------------------
Securities to be purchased by you at the Closing is subject to the fulfillment to your reasonable satisfaction, prior to or at the Closing, of the following conditions:

     4.1.  Representations  and  Warranties  Correct.  The  representations  and
           -----------------------------------------
warranties made by the Companies herein and in the other Operative Documents shall have been correct when made and shall be correct at and as of the time of the Closing (after giving effect to the transactions consummated at the Closing).

     4.2.  Performance;  No Default.  The  Companies  shall have  performed  all
           ------------------------
agreements and complied with all conditions contained herein and in the other Operative Documents required to be performed or complied with by them prior to or at the Closing and at the time of the Closing, no Default or Event of Default shall exist and no condition shall exist which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

     4.3.  Related Transactions.
           --------------------

          (a) The Fleet Documents shall be in full force and effect and in form and substance satisfactory to you. After giving effect to the Closing, the Companies shall have at least $3,000,000 of undrawn availability under the revolving credit facility established under the Fleet Agreement.

          (b) The Organizational Documents of the Holding Company (including, without limitation, the terms of the Preferred Stock) and each of its Subsidiaries shall be in form and substance satisfactory to you.

          (c) You and the Holding Company shall have entered into a Registration Rights Agreement substantially in the form of Exhibit 4.3(c) attached
                                                       ---------------
     hereto (the "Registration Rights Agreement").

     4.4.  Compliance  Certificate.  At the Closing,  you shall have received an
           -----------------------
Officer's Certificate, dated the Closing Date, certifying that the conditions specified in sections 4.1 and 4.2 have been fulfilled.

     4.5.  Sale of Securities to Other Purchasers. At the Closing, the Companies
           --------------------------------------
shall issue to the Other Purchasers the Securities to be issued at the Closing to the Other Purchasers pursuant to the Other Securities Purchase Agreements and shall receive payment in full of the purchase price thereof.

     4.6.  Opinion of Counsel for the Companies.  At the Closing, you shall have
           ------------------------------------
received an opinion, dated the Closing Date, from Buchanan Ingersoll Professional Corporation, counsel for the Companies, substantially in the form of Exhibit 4.6 attached hereto.
   -----------

     4.7.  Opinion of Choate,  Hall & Stewart.  At the  Closing,  you shall have
           ----------------------------------
received an opinion, dated the Closing Date, from Choate, Hall & Stewart, substantially in the form of Exhibit 4.7 attached hereto.

     4.8.  Certain  Additional  Documents  to be  Delivered  at or  Prior to the
           ---------------------------------------------------------------------
Closing.  You shall have  received  the items  specified on Exhibit 4.8 attached
-------                                                     -----------
hereto, each of which shall be satisfactory in form and substance to you.

     4.9.  Payment  of  Transactions  Costs.  The  Companies  shall have paid in
           --------------------------------
immediately available funds all fees, expenses and disbursements incurred by you at or prior to the time of the Closing in connection with the transactions contemplated by the Operative Documents, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

     4.10. Legal  Investment;  Certificate.  At the  time of the  Closing,  your
           -------------------------------
purchase of the Securities to be issued pursuant hereto at the Closing shall be permitted under the laws and regulations of any jurisdiction to which you are subject (without resort to any provision of any such law permitting limited investments by you without restriction as to the character of the particular investment), and you shall, if requested by you, have received an Officer's Certificate, dated the Closing Date, certifying as to such matters as you may request to enable you to determine whether your purchase is so permitted.

     4.11. Sale and Purchase Not Forbidden by Law. The offer,  issue,  sale  and
           --------------------------------------
delivery by the Companies of the Securities to be issued pursuant hereto and your purchase of such Securities at the Closing shall not be prohibited by and shall not subject you to any tax, penalty, liability or other encumbrance under or pursuant to any law, statute, rule or regulation (other than those of general applicability under applicable securities laws).

     4.12. Proceedings  and Documents.  All  proceedings in  connection with the
           --------------------------
transactions contemplated by the Operative Documents and all agreements, documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or copies of such agreements, documents and instruments as you or they may reasonably request.

     4.13. Joint and Several  Obligations,  etc. All  representations  contained
           -------------------------------------
herein shall be deemed to be separately made by each of the Companies, and each of the covenants, agreements and obligations set forth herein shall be deemed to be the joint and several covenants, agreements and obligations of each of the
Companies. Any notice, request, consent, report or other information or agreement delivered by any of the Companies shall be deemed to be ratified by, consented to and also delivered by each of the other Companies. Each of the Companies recognizes and agrees that each covenant and agreement of the "Companies" under this Agreement and the other Operative Documents shall create a joint and several obligation of each of them, which may be enforced against any of them, jointly, or against each of them separately, provided, however,
                                                             --------   -------
that in no event shall the liability of any Company under this Agreement and the other Operative Documents exceed the maximum amount that, after giving effect to the incurring of the obligations hereunder and under such other Operative Documents and to any rights to contribution of such Company from Affiliates of such Company, would not render the rights of the holders of the Securities to payment hereunder and under such other Operative Documents void, voidable or avoidable under any applicable fraudulent transfer law.

5.   Representations and Warranties. The Holding Company represents and warrants
     ------------------------------
that (after giving effect to the transactions consummated at the Closing):

     5.1.  Organization,  Standing,  etc.  of the Holding  Company.  Each of the
           -------------------------------------------------------
Holding Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own, lease and operate its properties, to carry on its business as now conducted, and now proposed to be conducted, to execute, deliver and perform each of the Operative Documents to which it is (or is to be) a party and to consummate the transactions contemplated by the Operative Documents. No approval of the shareholders of the Holding Company or any of its Subsidiaries or any class thereof is required in connection therewith which has not previously been obtained.

     5.2.  Names;  Jurisdictions  of  Incorporation;  Subsidiaries.  Exhibit 5.2
           -------------------------------------------------------   -----------
attached  hereto  correctly  specifies as to the Holding Company and each of its
Subsidiaries: (a) its legal name, (b) the jurisdiction of its incorporation, and
               -                   -
(c) each jurisdiction (other than its jurisdiction of incorporation) in which it
 -
is qualified to do business. The Holding Company does not have any Subsidiary that is not listed on Exhibit 5.2. Exhibit 5.2 also correctly indicates each
                      ------------  -----------
Subsidiary of the Holding Company that is a Significant Subsidiary.

     5.3.  Qualification.  Each of the Holding  Company and its  Subsidiaries is
           -------------
duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary, except for those jurisdictions in which the failure to be so qualified or licensed or to be in good standing has not resulted in, and would not reasonably be expected to result in, a Material Adverse Change.

     5.4.  Business, etc.  The Holding Company and its Subsidiaries  are engaged
           --------------
in the media services business providing large and grand format digital image solutions and digital "premedia" services (the "Business"), as further described in the Disclosure Document.

     5.5.  Shares; Shareholders.
           --------------------

          (a) Exhibit 5.5(a) attached hereto  correctly  specifies as to each of
              --------------
     the Holding Company and its Subsidiaries (immediately after giving effect to the transactions consummated at the Closing) (i) the number of its
                                                           -
     authorized,  issued and  outstanding  Shares (of each class and series) and
     (ii) to the knowledge of the Holding Company, the name of each record owner
      --
     of more than 5% of such Shares, together with the number (and percentage, calculated on a fully-diluted basis) of Shares (of each class and series) held by each such record owner. All of the outstanding Shares of the Holding Company and its Subsidiaries are, and all Shares issued upon exercise of the Warrants in accordance with the terms thereof, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights on the part of any other Person, and all of such Shares have been (or will have been) offered, issued and sold by the Holding Company and its Subsidiaries in compliance with all applicable laws. Except as set forth on Exhibit 5.5(a), the Shares of each of the
                                    ---------------
     Subsidiaries are owned beneficially and free of any Lien, proxy, shareholders agreement, voting agreement, voting trust or similar agreement or restriction, by the Persons (and in the amounts) set forth on Exhibit
                                                                         -------
     5.5(a) attached hereto.
     -----

          (b) Except as set forth on Exhibit 5.5(b) attached  hereto,  except as
                                     --------------
     provided in section 12, and except for the Registration Rights Agreement and the Warrants: (i) there are no outstanding rights, options, warrants or
                        -
     agreements for the purchase from, or sale or issuance by, the Holding Company or any of its Subsidiaries of any of its Shares or any other securities convertible into or exercisable or exchangeable for such Shares;
     (ii) there are no agreements  on the part of the Holding  Company or any of
      --
     its Subsidiaries to issue, sell or distribute any of its Shares or any of its properties and assets; (iii) neither the Holding Company nor any of its
                                 ---
     Subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its Shares or any interest therein or to pay any dividend or make any distribution in respect thereof; and (iv) no
                                                                          --
     Person is entitled to (A) any  preemptive  or similar right with respect to
                            -
     the issuance of any Shares of the Holding Company or any of its Subsidiaries or (B)
                       -
     any rights with respect to the registration of any Shares of the Holding Company or any of its Subsidiaries under the Securities Act.

          (c) The aggregate number of shares of Common Stock issuable upon exercise of the Warrants immediately after the Closing is 690,134 which, if then issued, would constitute at least 7.5% of the Common Stock (calculated on a fully-diluted basis).

          (d) The Holding Company has reserved 690,134 shares of Common Stock solely for issuance upon exercise of the Warrants.

          (e) Neither the Organizational Documents of the Holding Company nor any other agreement, document or instrument binding on or applicable to the Holding Company or its shareholders contains any provision requiring a higher voting requirement with respect to action taken (and/or to be taken) by the shareholders or directors of the Holding Company than that which would apply in the absence of such provision.

     5.6.  Financial Statements. You have been furnished with:
           --------------------

          (a) the financial statements contained in Section VI and Appendices A and B of the Disclosure Document and in the Holding Company's Form 10-Q (for the fiscal quarter ended May 31, 1999), which financial statements have been prepared in accordance with GAAP and present fairly in all material respects the financial position and the results of operations and cash flows of the Person(s) purported to be covered thereby as at the respective dates and for the respective periods indicated in conformity with GAAP (subject, in the case of any unaudited financial statements, to normal year-end and audit adjustments and the omission of footnote disclosure);

          (b) the projections contained in Section VI and Appendix C of the Disclosure Document, which projections were prepared in good faith, are based upon assumptions that the Holding Company believes are reasonable and take into account all material information regarding the matters set forth therein; and

          (c) the pro forma unaudited balance sheet of the Holding Company contained in Section VI and Appendix C of the Disclosure Document, which balance sheet fairly presents the financial position of the Holding Company and its Subsidiaries as at the Closing Date, adjusted on a pro forma basis to give effect to the consummation of the transactions contemplated by the Operative Documents, and reflects all known material liabilities of the Holding Company, contingent or other, as at the Closing Date, required by GAAP to be reflected therein, other than liabilities incurred since such date in the ordinary course of business.

     5.7.  Changes;  Solvency,  etc. Since  August 31, 1998: (a)  except as  set
           ------------------------                           -
forth on Exhibit 5.7  attached  hereto,  there has been no change in the assets,
         -----------
liabilities or financial condition of the Holding Company and its Subsidiaries from that set forth in the balance sheet as at such date referred to in section 5.6(a), other than changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse; (b) no
                                                                           -
condition or event has occurred which has resulted in, or could reasonably be expected to result in, a Material Adverse Change; and (c) except as set forth on
                                                       -
Exhibit  5.7  attached  hereto,  neither  the  Holding  Company  nor  any of its
------------
Subsidiaries has, directly or indirectly, declared, ordered, paid or made any Restricted Payment or Restricted Investment. The Holding Company and its Subsidiaries are Solvent.

     5.8.  Tax Returns and Payments.
           ------------------------

          (a) The Holding Company and its Subsidiaries have filed all tax returns required by law to be filed and have paid all taxes, assessments and other governmental charges levied upon their respective properties, assets, income, receipts, franchises or sales, other than those not yet delinquent and those, not substantial in aggregate amount, being or about to be contested as provided in section 14.2(a). The income tax liability of the Holding Company and its Subsidiaries has never been audited. The Holding Company and its Subsidiaries have not executed any waiver or waivers that would have the effect of extending the applicable statute of limitations in respect of income tax liabilities. The charges, accruals and reserves in the financial statements of the Holding Company and its Subsidiaries in respect of taxes for all fiscal periods are adequate in the opinion of the Holding Company, and the Holding Company knows of no unpaid assessments for additional taxes for any fiscal period or of any basis therefor.

          (b) Except as set forth on Exhibit 5.8 attached  hereto,  no liability
                                     -----------
     for any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, levy, impost, fee, charge or withholding, directly or indirectly, imposed, assessed, levied or collected by or for the account of any governmental authority of or in any jurisdiction, including, without limitation, England, will be incurred by the Holding Company or any of its Subsidiaries or any holder of any of the Securities as a result of the execution or delivery of any of the Operative Documents, and no such liability will be imposed on the Holding Company or any of its Subsidiaries or any holders of any of the Securities with respect to or on account of any payment (or other performance) by the Holding Company or any of its Subsidiaries under any of the Operative Documents, provided that payments due under the Operative Documents shall
                 --------
     not be reduced as a result of any such liability, whether or not the same is specified on Exhibit 5.8 attached hereto, as further provided in
                       ------------
     sections 21 and 22 hereof. Under applicable laws, regulations and rulings currently in effect in the jurisdictions in which the Holding Company or any of its Subsidiaries is incorporated or does business, there is no limit on the conversion of any currency owned by the Holding Company or any of its Subsidiaries into U.S. dollars, or the export or use of such U.S. dollars and any other U.S. dollars owned by the Holding Company or any of its Subsidiaries, at the times and in the amounts necessary to permit the Holding Company and its Subsidiaries to discharge their obligations under the Operative Documents. If any exchange control or similar limitations are instituted, the Holding Company will, and will cause each of its Subsidiaries to, take all requisite action to obtain any consent, approval or other governmental action necessary to permit timely discharge of such obligations in U.S. dollars.

     5.9.  Debt, Liens, Investments and Transactions with Affiliates; Derivative
           ---------------------------------------------------------------------
Transactions;   Material  Agreements.  Exhibit  5.9  attached  hereto  correctly
------------------------------------   ------------
describes as to the Holding Company and each of its Subsidiaries:

          (a) all of its Debt to be outstanding immediately following the Closing (other than that evidenced by the Notes);

          (b) all Liens to which any of its properties and assets will be subject immediately following the Closing (other than those of the character described in section 14.9(b));

          (c) all Investments (and all agreements and commitments to make Investments) to be owned or held (or in effect) by it immediately following the Closing (other than Investments of the character described in clauses
     (b) through (i), inclusive, of the definition of Permitted Investments);

          (d) all of its Affiliates and all transactions with Affiliates which were consummated during the 12-month period ended on the Closing Date or which it is now obligated or now intends to consummate at any time in the future;

          (e) all Derivative Transactions applicable to it and/or any of its properties and assets; and

          (f) all other agreements to or by which it is a party or is bound and under which its obligations (or the fair value thereof) exceed or will exceed $2,000,000 during any period of 12 consecutive months.

     5.10. Title to  Properties;  Liens;  Leases.  The Holding  Company  and its
           -------------------------------------
Subsidiaries have good and marketable title to all of their respective properties and assets, including, without limitation, the properties and assets reflected in the balance sheet, dated August 31, 1998, referred to in section 5.6(a), except properties and assets disposed of since such date in the ordinary course of business or otherwise disclosed on Exhibit 5.10 attached hereto, free
                                              ------------
of all Liens (other than the Liens permitted under section 14.9). The Holding Company and its Subsidiaries enjoy peaceful and undisturbed possession under all leases under which they operate, and all of such leases are valid, subsisting and in full force and effect.

     5.11. Litigation,  etc.  There is  no action,  proceeding or  investigation
           -----------------
pending or, to the best of the Holding Company's knowledge, threatened, including, without limitation, those referred to on Exhibit 5.11 attached
                                                         -------------
hereto, or any basis therefor known to the Holding Company, which questions the validity of any of the Operative Documents or any action taken or to be taken pursuant thereto or which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. There is no outstanding judgment, decree or order which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. Exhibit 5.11 attached hereto sets forth a true and
                            ------------
complete list of all actions, proceedings and investigations (pending or, to the knowledge of the Holding Company, threatened) and all judgments, decrees and orders applicable to the Holding Company and/or any of its Subsidiaries or any of their respective properties and assets.

     5.12. Valid  and Binding  Obligations;  Compliance with Other  Instruments,
           ---------------------------------------------------------------------
Borrowing Restrictions, etc.
----------------------------

          (a) This Agreement has been duly authorized, executed and delivered by each of the Companies and constitutes the valid and legally binding obligation of each of the Companies enforceable against it in accordance with its terms. Each of the other Operative Documents to which the Holding Company and/or any of its Subsidiaries is a party has been duly authorized by such Person and, when executed and delivered, will constitute the valid and legally binding obligation of such Person, enforceable against it in accordance with its terms. Without limiting the generality of the foregoing, no action by any governmental authority is necessary to ensure the validity, legality, enforceability or admissibility in evidence of any of the Operative Documents in any such jurisdiction.

          (b) Neither the Holding Company nor any of its Subsidiaries is in violation of or in default under any term of its Organizational Documents, or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to it or any of its properties and assets, in any way which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. Without limiting the generality of the foregoing, the Holding Company and each of its Subsidiaries is in compliance with (and neither it nor any of its predecessors in interest has received any notice to the contrary) and there is no reasonable possibility of any liability of or any judgment, decree or order binding upon or applicable to the Holding Company and/or any of its Subsidiaries or any of their respective properties and assets under or on account of any Environmental Laws, except where the same has not resulted in, and would not reasonably be expected to result in, a Material Adverse Change.

          (c) Except for the repayment in full of the CIBC Notes (which will occur on the Closing Date), the execution, delivery and performance of and the consummation of the transactions contemplated by the Operative Documents will not violate or constitute a default under, or permit any Person to accelerate or to require the prepayment of any Indebtedness of the Holding Company or any of its Subsidiaries or to terminate any lease or agreement of the Holding Company or any of its Subsidiaries pursuant to, or result in the creation of any Lien (other than the Liens created by the Fleet Documents) upon any of the properties or assets of the Holding
     Company or any of its Subsidiaries pursuant to, any term of its Organizational Documents or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to any of them or any of their respective properties and assets.

          (d) Neither the Holding Company nor any of its Subsidiaries is a party to or bound by or subject to any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation (other than the Operative Documents, the Fleet Documents and laws, statutes, rules or regulations
     affecting   creditors  or  businesses   generally)   (i)  which   restricts
                                                           -
     (absolutely, contingently or otherwise) its right or ability to incur Indebtedness, to issue securities or to consummate the transactions contemplated hereby; (ii) under the terms of or pursuant to which its
                             --
     obligation to pay all amounts due from it and/or to perform all obligations imposed on it and/or to comply with the terms applicable to it under any of the Operative Documents or otherwise in respect of any of the Securities is in any way restricted (absolutely, contingently or otherwise); (iii) which
                                                                      ---
     restricts (absolutely, contingently or otherwise) its right or ability to make any distributions to its shareholders or in respect of any of its Shares, to mortgage or dispose of or grant Liens on any of its properties, to consummate any merger, consolidation or acquisition, to make Investments or capital expenditures, to enter into and perform leases, to pay executive compensation and/or to conduct its business as now conducted and now proposed to be conducted, or (iv) which has resulted in, or could
                                       --
     reasonably be expected to result in, a Material Adverse Change.

     5.13. ERISA and Other Employee Benefit Matters.
           ----------------------------------------

          (a) The Holding Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance which have not resulted in, and would not reasonably be expected to result in, a Material Adverse Change. Neither the Holding Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Holding Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Holding Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not individually or in the aggregate result in a Material Adverse Change.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) Neither the Holding Company nor any ERISA Affiliate participates or has ever participated in a Multiemployer Plan or any multiemployer pension plan as defined under any other applicable law, statute, rule or regulation.

          (d) Neither the Holding Company nor any of its Subsidiaries has any post retirement welfare benefit obligation (without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code or any analogous provisions of any law, statute, rule or regulation of any jurisdiction other than the United States or any state thereof).

          (e) The consummation of the transactions contemplated by the Operative Documents will not involve any transaction that is subject to the prohibitions of section 406(a) of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code or any analogous provisions of any law, statute, rule or regulation of any jurisdiction other than the United States or any state thereof. The representation in the first sentence of this section 5.13(e) is made in reliance upon and subject to the accuracy of your representation in section 26(b) as to the sources of the funds used to pay the purchase price of the Securities to be purchased by you.

          (f) Each plan, fund or similar program established or maintained outside of the United States of America by the Holding Company and/or any of its Subsidiaries or to which contributions are, or within the preceding five years have been made or required to be made by the Holding Company and/or any of its Subsidiaries for the benefit of its employees or former employees residing outside of the United States of America which provides for pension, retirement income, health or medical insurance, disability or other employee benefits and which is not subject to ERISA or the Code (collectively, the "Overseas Employee Plans") has been operated or administered in compliance with its terms and the requirements of all applicable laws, statutes, rules and regulations, except for instances of noncompliance which have not resulted in, and could not reasonably be expected to result in, a Material Adverse Change, has been registered where required by applicable law and maintained in good standing with all applicable regulatory authorities, and, with respect to each such plan, fund or similar program, each of the Holding Company and its Subsidiaries has satisfied its funding or contribution obligations in accordance with the terms thereof and applicable laws, except in each case where the failure to do the same has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change. No event, transaction or condition has occurred or exists with respect to any Overseas Employee Plan that could reasonably be expected to result in the imposition of any Lien on the Holding Company or a Subsidiary or the incurrence by the Holding Company or any Subsidiary of any penalty, penalty tax or fine under any applicable law, other than such Liens, penalties, penalty taxes or fines as would not individually or in the aggregate result in, and could not reasonably be expected to result in, a Material Adverse Change. The present value of the aggregate benefit liabilities under each of the Overseas Employee Plans (for which funding is required pursuant to applicable law or the terms thereof), determined as of the end of such Overseas Employee Plan's most recently ended year on the basis of both the going concern and solvency actuarial valuation assumptions and methodologies contained in such Overseas Employee Plan's most recent actuarial valuation report did not exceed the aggregate current value of the assets of such Overseas Employee Plan allocable to such benefit liabilities.

     5.14. Consents,  etc.  No  consent,   approval   or  authorization  of,  or
           ---------------
declaration or filing with, or other action by, any Person (including, without limitation, any creditor of or lender to the Holding Company or any of its Subsidiaries and any governmental authority) is required as a condition precedent to the valid execution, delivery and performance of and the consummation of the transactions contemplated by the Operative Documents, other than those specified on Exhibit 5.14 attached hereto, all of which shall be
                         -------------
unconditional, in full force and effect and not subject to appeal, review or revocation on and as of the Closing Date.

     5.15. Proprietary   Rights;   Licenses.   The   Holding  Company  and   its
           --------------------------------
Subsidiaries have all Proprietary Rights and Licenses as are adequate for the conduct of their respective businesses as now conducted and now proposed to be conducted, without any known conflict with the rights of others. Each such Proprietary Right and License is in full force and effect, all material obligations of the Holding Company and its Subsidiaries, as the case may be, with respect thereto have been fulfilled and performed, and, to the best of the Holding Company's knowledge, there is no infringement thereon by any other
Person. No default in the performance or observance by the Holding Company and/or any of its Subsidiaries (or any of their respective predecessors in interest) of its obligations thereunder has occurred which permits, or after notice of lapse of time or both would permit, the revocation or termination of any material Proprietary

Right or License or which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

     5.16. Offer of Securities;  Investment Bankers. Neither the Holding Company
           ----------------------------------------
nor any of its  Subsidiaries  nor any  Person  acting  on their  behalf  (a) has
                                                                          -
directly or indirectly offered the Securities or any part thereof or any similar securities for issue or sale to, or solicited any offer to buy any of the same from, anyone other than you and not more than 51 other institutional investors,
(b) has taken or will take any action which would bring the issuance and sale of the Securities within the provisions of Section 5 of the Securities Act or the registration or qualification provisions of any applicable blue sky or other securities laws, (c) has dealt with any broker, finder, commission agent or
                    -
other similar Person in connection with the sale of the Securities and the other transactions contemplated by the Operative Documents, other than Fleet Corporate Finance, or (d) is under any obligation to pay any broker's fee, finder's fee or
             -
commission in connection with such transactions, other than a fee to Fleet Corporate Finance, which is solely the obligation of the Holding Company.

     5.17. Government  Regulation.  Neither the Holding  Company nor any of  its
           ----------------------
Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended.

     5.18. Labor Relations;  Suppliers,  Distributors and Customers.  No dispute
           --------------------------------------------------------
involving employees of the Holding Company or any of its Subsidiaries or the relationship of the Holding Company or any of its Subsidiaries with its employees has resulted in, or could reasonably be expected to result in, any Material Adverse Change. The relationships with the suppliers to and distributors for and customers of the Holding Company and its Subsidiaries are satisfactory commercial working relationships and, during the 12-month period ended on the Closing Date, no such supplier, distributor or customer has canceled or otherwise terminated its relationship with or decreased its services, supplies or materials to or its usage or purchase of the services or products of the Holding Company or any of its Subsidiaries in a manner which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. The Holding Company is not aware of any intention of any such supplier, distributor or customer to take any such action.

     5.19. Year 2000 Compliance. The operating systems for the Holding Company's
           --------------------
and its Subsidiaries' computers and all software applications that run on such computers are Year 2000 Compliant, except where a failure to be Year 2000 Compliant will not and could not reasonably be expected to result in a Material Adverse Change.

     5.20. Disclosure.  Neither this  Agreement nor any  of the other  Operative
           ----------
Documents nor any other document, certificate or written statement furnished to you by or on behalf of the Holding Company or any of its Subsidiaries in connection with the transactions contemplated by the Operative Documents (including, without limitation, the

Disclosure Document), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which such statements were made, it being understood that, except as set forth in section 5.6, no representation or warranty is made with respect to any projections or other prospective financial information. There is no fact known to the Holding Company (other than information concerning general economic conditions known to the public generally) which has resulted in, or could reasonably be expected to result in, a Material Adverse Change which has not been set forth in this Agreement, the other Operative Documents and the other documents, certificates and written statements referred to above in this section 5.20.

6.   Use of Proceeds.
     ---------------

          (a) The proceeds of the sale of the Securities received by the Companies at the Closing will be used on the Closing Date, together with other funds available to the Companies, to repay in full all amounts owing in respect of the Holding Company's 12-1/2% Senior Subordinated Notes due March 2004 (the "CIBC Notes") and to make the other payments to the other Persons specified on Exhibit 6 attached hereto, and any remaining balance of such proceeds will be used for general corporate purposes.

          (b) Neither the Holding Company nor any of its Subsidiaries owns, and the Holding Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, use any part of the proceeds of the sale of the Securities for the purpose of purchasing or carrying any "margin stock" or "margin security" within the meaning of any regulation of the Board of Governors of the Federal Reserve System (herein called a "margin security") or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might constitute the transactions contemplated by the Operative Documents a "purpose credit" within the meaning of said regulations or cause this Agreement or any of the other Operative Documents to violate any regulation of the Board of Governors of the Federal Reserve System, or the Exchange Act or any other applicable law, statute, regulation, rule, order or restriction.

7.   Financial  Statements and Information.  The Holding Company will furnish to
     -------------------------------------
you, so long as you shall hold any of the Securities, and to each other institutional holder from time to time of any of the Securities:

          (a) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters in each fiscal year of the Holding Company, the consolidated and consolidating balance sheets of the Holding Company and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income, retained earnings and cash flows for such period and for the portion of such fiscal year ended on the last day of such period, in each case setting forth in comparative form the corresponding figures for the same period and portion of the next preceding fiscal year; provided that (i) so long as the Holding Company is subject to
                  --------       -
     the periodic reporting requirements imposed by the Exchange Act, the reporting requirements of this section 7(a) shall be satisfied by delivery by the Holding Company of its quarterly report on Form 10-Q (as in effect on the date hereof) upon filing thereof with the Commission, together with the Holding Company's quarterly report to stockholders and (ii) any
                                                                         --
     extension granted to the Company for the filing of a Form 10-Q shall automatically extend the time period in which the financial information required to be delivered under this section 7(a) shall be delivered to you, but in any event the financial statements required under this section 7(a) shall be delivered not later than 60 days after the end of each of the first three fiscal quarters in each fiscal year of the Holding Company;

          (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Holding Company, the consolidated and consolidating balance sheets of the Holding Company and its Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income, retained earnings and cash flows for such year, in each case setting forth in comparative form the corresponding figures for the next preceding fiscal year, all in reasonable detail and accompanied by the standard unqualified report on such consolidated financial statements of the Holding Company and its Subsidiaries of Ernst & Young LLP (or other accountants of recognized national standing selected by the Holding Company or such other accountants reasonably satisfactory to the Required Holders of each class of Securities), which report shall (i) state that the audit
                                                         -
     of such accountants in connection with such consolidated financial statements has been conducted in accordance with generally accepted auditing standards and that such accountants believe that such audit provides a reasonable basis for their opinion, (ii) contain the other
                                                         --
     statements required from time to time by the American Institute of Certified Public Accountants for an auditor's standard unqualified opinion (and shall not contain any additional explanatory paragraph concerning uncertainties or other matters), and (iii) include the opinion of such
                                              ---
     accountants that such consolidated financial statements present fairly in all material respects the consolidated financial position of the Holding Company and its Subsidiaries as at the end of such fiscal year and the consolidated results of operations and cash flows for such fiscal year, in conformity with GAAP; provided that (i) so long as the Holding Company is
                             --------       -
     subject to the periodic reporting requirements imposed by the Exchange Act, the reporting requirements of this section 7(b) shall be satisfied by delivery by the Holding Company of its annual report on Form 10-K (as in effect on the date hereof) upon filing thereof with the Commission, together with the Holding Company's annual report to stockholders and (ii)
                                                                             --
     any extension granted to the Company for the filing of a Form 10-K shall automatically extend the time period in which the financial information required to be delivered in this section 7(b) shall be delivered to you, but in any event the financial statements required under this section 7(b) shall be delivered not later than 120 days after the end of each fiscal year of the Holding Company;

          (c) together with each delivery of financial statements pursuant to sections 7(a) and 7(b), an Officer's Certificate which shall:

               (i) certify that such financial statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Holding Company and its Subsidiaries as at the end of and for the periods covered thereby in conformity with GAAP (subject, in the case of any unaudited financial statements, to normal year-end and audit adjustments and the omission of footnotes);

               (ii) state that, after due inquiry, the signer does not have knowledge of the existence, during the fiscal period covered by such financial statements or as at the date of such Officer's Certificate, of (A) any "reportable condition" in the internal control structure of
              -
          the  Holding  Company or any of its  Subsidiaries,  (B) any Default or
                                                               -
          Event of Default,  (C) any Change of  Control,  or, if such is not the
                              -
          case, specifying in reasonable detail the nature and period of existence thereof and what action the Holding Company or the applicable Subsidiary has taken, is taking and proposes to take with respect thereto or (D) any event or condition that requires any
                                -
          adjustment to the "Exercise Price" (as defined in the Warrants) or the number or kind of Warrant Shares issuable upon exercise of the Warrants;

               (iii) show in reasonable detail all computations required to demonstrate compliance, during and at the end of the fiscal period covered by such financial statements, with the provisions of sections 14.5, 14.6, 14.7 and 14.15;

               (iv) include in reasonable detail management's discussion and analysis of the results of operations and the financial condition of Holding Company and its Subsidiaries as at the end of and for the fiscal period covered by such financial statements, including a discussion of any significant variation from the budgets for such period delivered pursuant to section 7(h);

               (v) if there shall exist any Subsidiary of the Holding Company as of the date of such Officer's Certificate which did not exist as of the date of the last  Officer's  Certificate  delivered  pursuant  to this section 7(c), specify with respect to each such Subsidiary the information called for by Exhibit 7(c)(v), contain a brief description
                                    ---------------
          of the nature of each such Subsidiary's business and certify that each such new Subsidiary has complied with the provisions of section 14.11; and

               (vi) in the case of an Officer's Certificate delivered together with the financial statements required pursuant to section 7(b), be accompanied by a certificate of the accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default by such accountants except as specified in such certificate;

          (d) as promptly as practicable (but in any event not later than five Business Days) after receipt thereof, copies of all final reports or final written comments (including, without limitation, audit reports and so-called management letters) submitted by independent accountants;

          (e) as promptly as  practicable  (but in any event not later than five days)  after  the same are  available,  copies  of (i) all  material  press
                                                         -
     releases issued by the Holding Company or any Subsidiary of the Holding Company, and all notices, proxy statements, financial statements, reports and documents as the Holding Company shall send or make available generally to its shareholders or as any Subsidiary of the Holding Company shall send or make available generally to its shareholders other than the Holding
     Company  and  (ii)  all  periodic  and  special   reports,   documents  and
                    --
     registration statements (other than on Form S-8 or a successor form thereto) which the Holding Company or any Subsidiary of the Holding Company furnishes or files, or any officer or director or shareholder of the Holding Company or any of its Subsidiaries furnishes or files with respect to the Holding Company or any of its Subsidiaries, with the Commission (or any analogous foreign governmental authority) or any securities exchange;

          (f) as promptly as practicable (but in any event not later than ten Business Days) after any executive officer of the Holding Company or any of its Subsidiaries becomes aware of the occurrence of any of the following conditions or events, an Officer's Certificate specifying in reasonable detail the nature and period of existence thereof, what action the Holding Company or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto: (i) with respect to any Plan, any reportable
                                   -
     event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of
                                                   --
     steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Holding

     Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; (iii) any event, transaction or condition that would result in the
             ---
     incurrence of any liability by the Holding Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Holding Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, has resulted in, or could reasonably be expected to result in, a Material Adverse Change or (iv) the
                                                                         --
     occurrence of any analogous condition or event with respect to any pension plan or other arrangement not subject to ERISA;

          (g) as promptly as practicable (but in any event not later than three Business Days) after the Holding Company obtains knowledge of the occurrence of any Default or Event of Default, or of any condition or event which has resulted in, or could reasonably be expected to result in, a Material Adverse Change, an Officer's Certificate specifying in reasonable detail the nature and period of existence thereof, what action the Holding Company or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto and the date, if any, on which it is estimated the same will be remedied;

          (h) as  promptly  as  practicable  (but in any event not later than 30 days) prior to the end of each fiscal year of the Holding Company, an annual budget prepared on a quarterly basis for the Holding Company and its Subsidiaries for the succeeding fiscal year (displaying anticipated consolidated and consolidating balance sheets and statements of income, retained earnings and cash flows) and, as promptly as practicable after preparation thereof, any other significant budgets which the Holding Company or any of its Subsidiaries prepares and any revisions of such annual or other budgets;

          (i) such other material information and notices relating to the Holding Company and/or any of its Subsidiaries as shall be given to or received from any bank, financial institution or other Person to which the Holding Company or any of its Subsidiaries is indebted for borrowed money (other than that relating solely to collateral for such Indebtedness), including, without limitation, any notice of default or event of default under any of the Fleet Documents, such information and notices to be furnished to the holders of the Securities at the same time as it is given, or immediately after it is received, by the Holding Company and/or any of its Subsidiaries; and

          (j) such other information as from time to time may reasonably be requested.

8.   Inspection; Confidentiality.
     ---------------------------

          (a) The Companies will permit any Person designated by any institutional holder on reasonable notice, during normal business hours, and at such holder's expense (unless a Default or Event of Default shall have occurred and be continuing, in which case, at the Companies' expense), to visit and inspect any of the properties of the Companies and their Subsidiaries, to examine their books and records (and to make copies thereof and take extracts therefrom) and to discuss their affairs, finances and accounts with and to be advised as to the same by, their officers, consultants, counsel and accountants, all at such reasonable times and intervals as such holder may desire.

          (b) Each holder of any Securities agrees by its acceptance thereof that any non-public information concerning the Companies which is furnished by the Holding Company to such holder pursuant to this Agreement or any of the other Operative Documents (collectively, "Confidential Information") shall be kept confidential by such holder in accordance with procedures adopted by such holder in good faith to protect confidential information of third parties. The term "Confidential Information" shall not include, however, any information which (x) was publicly known or otherwise known to
                                     -
     any holder at the time of  disclosure  by any  Company to any  holder;  (y)
                                                                              -
     subsequently becomes publicly known through no act or omission of any holder or any agent of any holder or (z) becomes known to any holder
                                               -
     otherwise than through disclosure by any Company. Notwithstanding the foregoing, each holder of any Securities may disclose Confidential
     Information:  (i) with the consent of the Holding  Company (which shall not
                    -
     be  unreasonably  withheld  or  delayed);  (ii)  when  required  by  law or
                                                 --
     regulation;  (iii) in any report,  statement or testimony submitted by such
                   ---
     holder to any regulatory body having or claiming to have jurisdiction over such holder; (iv) to the National Association of Insurance Commissioners or
                   --
     any similar  organization  or to any rating  agency;  (v) to the  officers,
                                                            -
     directors, employees, agents, representatives and professional consultants of such holder and of such holder's Affiliates who have a need to know such information; (vi) in connection with the preservation, exercise and/or
                    --
     enforcement of any of such holder's rights or remedies under this Agreement and the other Operative Documents; (vii) in connection with any
                                                 ---
     contemplated transfer of any of the Securities held by such holder to any institutional investor or financial institution (so long as the recipient of such information agrees to keep such information confidential on terms substantially similar to those set forth in this section 8(b)); (viii) in a
                                                                      ----
     response to any summons, subpoena or other legal process or in connection with any judicial or administrative proceeding or inquiry; or (ix) to
                                                                          --
     correct any false or misleading information which may become public concerning the relationship of such holder to the Holding Company or any of its Subsidiaries and/or the transactions contemplated hereby.

          (c) Notwithstanding anything to the contrary contained herein, upon the request of any holder of any Securities to such effect, the Companies shall immediately cease furnishing to such holder any non-public information concerning the Companies.

9.   Prepayment of Notes.
     -------------------

     9.1.  Required  Prepayment  Without Premium of Notes. In addition to paying
           ----------------------------------------------
the entire outstanding principal amount of and the interest due on the Notes on the maturity date thereof, on August 31, 2005 the Companies will prepay without premium the greater of (a) $10,000,000 aggregate principal amount of the Notes
                        -
and (b)  one-half  of the then  outstanding  aggregate  principal  amount of the
     -
Notes. No partial prepayment of the Notes pursuant to section 9.2 or 9.3 or any other provision of this Agreement shall alter the obligation of the Companies to make the required prepayment provided for in this section 9.1.

     9.2.  Optional Prepayment  Without Premium of Notes From Proceeds of Public
           ---------------------------------------------------------------------
Offering.  At any time, the Companies  may, at their option,  upon notice as set
--------
forth in section 9.6, prepay without premium up to $5,000,000 aggregate principal amount of the Notes, provided that such prepayment is made at the time
                               --------
of the closing of an underwritten public offering of Common Stock registered under the Securities Act in which the aggregate net proceeds to the Holding Company is at least $10,000,000.

     9.3.  Optional  Prepayment With Premium of Notes. At any time and from time
           ------------------------------------------
to time, the Companies may at their option, upon notice as set forth in section 9.6, prepay all or any part of the Notes (in an integral multiple of $500,000 and a minimum of $500,000 or such lesser principal amount thereof as shall then be outstanding); provided that the Companies concurrently pay a premium (the
                   --------
"Applicable  Premium")  equal  to (a) in the case of any  prepayment  made on or
                                   -
before  August  31,  2002,  the  Make  Whole  Amount  and (b) in the case of any
                                                           -
prepayment made after August 31, 2002, a percentage of the principal amount to be prepaid, such percentage to be that set forth in the following table opposite the period in which the date fixed for such prepayment occurs:

           Period                                      Percentage
           ------                                      ----------

      September 1, 2002 through August 31, 2003          3.00%
      September 1, 2003 through August 31, 2004          2.00%
      September 1, 2004 through August 31, 2005          1.00%
      September 1, 2005 and thereafter                   0.00%

     9.4.  Prepayment  Without  Premium of the Notes at the Option of Holders of
           ---------------------------------------------------------------------
the Notes upon a Change of Control.
----------------------------------

          (a) If any Change of Control is to occur, then not less than 30 days nor more than 60 days prior to the occurrence of such Change of Control, the Companies will notify each holder of any Notes of such pending Change of Control and the date upon which it is scheduled to occur. Each notice from the Companies pursuant to this section 9.4 to each holder of any Notes shall make explicit reference to this section 9.4 and shall state that the right of any holder of the Notes then outstanding to require prepayment thereof must be exercised within 30 days of the receipt of such notice.

          (b) If any holder of the Notes furnishes a written request for prepayment to the Companies not more than 30 days after receipt by such holder of such notice of such Change of Control from the Companies, the Companies will prepay without premium all (but not less than all) of the Notes then held by such holder outstanding. Each such prepayment shall occur on the date upon which such Change of Control occurs, unless the Companies and such holder of the Notes agree to a different date or such holder revokes such request, and no prepayment requested pursuant to this section 9.4 shall be due unless such Change of Control shall occur. Immediately following receipt of any such written request for prepayment from any holder of Notes, the Companies shall send a copy of such notice to each other holder of any Notes at the time outstanding.

     9.5.  Allocation  of  Partial  Prepayments  of  Notes.  In the case of each
           -----------------------------------------------
partial prepayment of the Notes under this section 9, the principal amount to be prepaid shall be allocated among all of the Notes at the time outstanding (excluding any Notes at the time owned by the Companies or any Affiliate of the Companies) in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in such proportion.

     9.6.  Notice  of  Optional  Prepayments  of  Notes.  In the  case  of  each
           --------------------------------------------
prepayment under sections 9.2, 9.3 and 9.4, the Companies shall give written notice thereof to each holder of any Notes not less than 30 (10, in the case of any prepayment under section 9.4) nor more than 60 days prior to the date fixed for such prepayment. Each such notice shall set forth: (a) the date fixed for
                                                           -
prepayment;  (b) the aggregate  principal  amount of Notes to be prepaid on such
              -
date; and (c) the aggregate  principal amount of Notes held by such holder to be
           -
prepaid on such date and the amount of accrued interest and an estimation of the premium, if any, to be paid to such holder on such date (together with the calculation of such premium, if any, which calculation must be satisfactory to each holder of Notes).

     9.7.  Maturity; Accrued Interest;  Surrender, etc. of Notes. In the case of
           -----------------------------------------------------
each prepayment of all or any part of any Note, the principal amount to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the premium, if any, due thereon. Any Note prepaid in full shall be surrendered to the Companies at the Companies' principal place of business promptly following prepayment and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     9.8.  Purchase of Notes.  The  Companies  will not, and will not permit any
           -----------------
Affiliate of the Companies to, directly or indirectly, prepay, purchase or otherwise acquire, or offer to prepay, purchase or otherwise acquire, any outstanding Notes except by way of payment or prepayment in accordance with the provisions of the Notes and this Agreement.

     9.9.  Payment on  Non-Business  Days. If any amount  hereunder or under the
           ------------------------------
Notes shall become due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day.

     9.10. Application  of Notes in  Satisfaction of Exercise Price of Warrants.
           --------------------------------------------------------------------
In the event that any holder of any Note shall apply all or any portion of the principal amount of such Notes in satisfaction (in whole or in part) of the payment of the Exercise Price (as defined in the Warrants), any partial application of the principal amount of any such Note shall be applied to the payment of installments of principal due thereunder in the inverse order of maturity.

10.  Subordination  of Notes.  Notwithstanding  anything to the contrary in this
     -----------------------
Agreement or any of the other Operative Documents, payments on the Notes and the rights of the holders of the Notes, are subordinate, to the extent specified in the Notes, to Superior Indebtedness (as such term is defined in the Notes) and to the rights of the holders of Superior Indebtedness, notwithstanding that none of the holders of the Notes have executed the Notes. In addition, with respect to this section 10 and each of the other provisions of this Agreement, if any, which relate to the subordination of the Notes to Superior Indebtedness, the holders of the Superior Indebtedness, including, without limitation, Fleet and its successors and assigns under and with respect to the Fleet Documents, are third-party beneficiaries.

11.  Registration and Co-Sale Rights, Drag-Along Obligations,  etc. Reference is
     --------------------------------------------------------------
hereby made to the Registration Rights Agreement for certain provisions relating to, among other things, the registration and co-sale rights and drag-along obligations of the holders of the Warrants and Warrant Shares.

12.  Put and Call Rights.
     -------------------

     12.1. Put Rights with Respect to Warrants and Warrant Shares.
           ------------------------------------------------------

          (a) The Required Holders of the Warrants and Warrant Shares (the "Put Securities") shall have the right to require the Companies to purchase all (but not less than all) of the Put Securities at the time outstanding (i)
                                                                              -
     at any time when the Common Stock is not "actively traded" (determined as provided below) on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System or (ii) concurrently with or at any
                                               --
     time after the acceleration of the Notes or the occurrence of an Event of Default of the kind referred to in section 16.1(m), in each case at a purchase price equal to the Put Price for the Put Securities. The Required Holders shall exercise such right by delivering to the Companies a notice (a "Put Notice") specifying that the Put Securities are to be purchased by the Companies. Upon receipt of such Put Notice, the Companies shall be obligated to purchase the Put Securities on the later of (i) the first date
                                                               -
     upon  which  the  Common  Stock  is not so  "actively  traded"  on any such aforementioned exchange or market system or the date upon which such acceleration or Event of Default shall occur, as applicable, and (ii) the
                                                                         --
     15th day following the date of receipt by the Companies of such Put Notice (each, the "Put Closing Date"), unless in any case the Companies and the Required Holders agree to a different date. Promptly after receipt by the Companies of a Put Notice, the Companies will notify each other holder of any Securities of receipt of such Put Notice and thereafter shall furnish to each holder of any Securities such information relating to the same as any holder of Securities may reasonably request from time to time. The Companies will notify each holder of any Securities of the occurrence of any event which will, or could reasonably be expected to, result in the Common Stock no longer being "actively traded" on any such aforementioned exchange or market system at least 30 days (but not more than 60 days) prior to the occurrence of such event. For purposes of this section 12.1, the Common Stock shall be deemed to not be "actively traded" if on any date of determination there shall have been a period of 25 consecutive trading days ended not more than 50 days prior to such date of determination in which the average daily trading volume of the Common Stock was less than 3,000 shares (adjusted appropriately for any stock splits, dividends, combinations and the like).

          (b) Notwithstanding anything to the contrary contained in this section 12.1, if the Companies are unable to pay in full in cash on any Put Closing Date the full amount then due to each holder of Put Securities pursuant to this section 12 without violating applicable law, then (i) the Companies
                                                                -
     shall use their commercially reasonable efforts to obtain financing for such payment and to obtain all necessary consents and waivers to permit such payment; (ii) until such payment shall have been paid in full in cash,
                    --
     the Holding Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any

     Restricted  Payment or Restricted  Investment;  (iii) the  Companies  shall
                                                      ---
     furnish to each holder of Put Securities an Officer's Certificate specifying (A) the nature of the event or condition on account of which the
                 -
     Companies are so precluded from making such payment and (B) the action that
                                                              -
     the  Companies  are  taking to  remedy  such  failure;  and (iv) on the Put
                                                                  --
     Closing Date and on the last day of each month following the Put Closing Date, each Company shall pay the largest portion of the unpaid balance of such payment (including all accrued interest thereon) that it may then pay without causing any such violation, such payment to be allocated among the holders of the Put Securities in proportion to the aggregate amounts then due to each such holder pursuant to this section 12.

          (c) The obligation of the Companies to pay the Put Price is hereby subordinated to the payment of the Superior Indebtedness (as defined in the Notes) upon the terms of subordination set forth in the Notes as in effect on the Closing Date (which terms are incorporated herein by this reference), and, for such purposes, all references in such terms of subordination (i) to "Subordinated Indebtedness" shall mean the payment of
                    -
     the Put Price due  pursuant  to this  section,  and (ii) to "holders of the
                                                          --
     Subordinated Indebtedness" shall mean the holders of the Put Securities.

     12.2. Call Rights with Respect to the Warrants.
           ----------------------------------------

          (a) The Companies shall have the right to reduce the aggregate number of Warrant Shares issuable upon exercise of the Warrants from 690,134 to 598,116 (adjusted appropriately for any stock splits, dividends, combinations or the like) (or a proportionate reduction if, at the time, the MassMutual Investors shall not hold all of the Warrants initially issued to them) (the Warrant Shares of such reduction being hereinafter called the "First Call Shares") upon payment (in immediately available funds) of an amount (the "First Call Price") equal to (x) the Exercise
                                                                -
     Price (as defined in the Warrants)  multiplied by (y) the aggregate  number
                                         -------------  -
     of First Call  Shares;  provided  that on the date of such  payment,  for a
                             --------
     period of not less than 20 consecutive trading days ended not more than 10 days prior to the date of such payment, the daily closing price of the Common Stock (determined as provided in the definition of Current Market Price in the Warrants) on each day of such 20-day period shall have exceeded $25.00 per share (adjusted appropriately for any stock splits, dividends, combinations or the like).

          (b) In addition to the right under section 12.2(a), the Companies shall have the right to reduce the aggregate number of Warrant Shares issuable upon exercise of the Warrants from 598,116 to 506,098 (adjusted appropriately for any stock splits, dividends, combinations or the like) (or a proportionate reduction if, at the time, the MassMutual Investors shall not hold all of the Warrants initially issued to them) (the Warrant Shares of such reduction being hereinafter called the "Second Call Shares") upon payment (in immediately available funds) of an amount (the "Second Call Price")  equal to equal to (x) the Exercise  Price
                                                          -
     (as defined in the  Warrants)  multiplied  by (y) the  aggregate  number of
                                    --------------  -
     Second Call Shares; provided that on the date of such payment, for a period
                         --------
     of not less than 20 consecutive trading days ended not more than 10 days prior to the date of such payment, the daily closing price of the Common Stock (determined as provided above) on each day of such 20-day period shall have exceeded $30.00 per share (adjusted appropriately for any stock splits, dividends, combinations or the like).

          (c) Notwithstanding anything to the contrary in this section 12.2, the Companies shall not have any right to reduce the number of Warrant Shares issuable upon exercise of the Warrants, unless (i) the payment of the First
                                                     -
     Call Price or the Second Call Price, as applicable, is paid in full on or before August 31, 2004, (ii) the Warrants shall have been fully exercisable
                              --
     by the MassMutual Investors on each day of the applicable 20-day period referred to in section 12.2(a) or 12.2(b), (iii) the Warrant Shares
                                                       ---
     issuable upon exercise of the Warrants shall have been freely tradable by the MassMutual Investors during such 20-day period, (iv) after giving
                                                               --
     effect to such  purchase,  no Default or Event of Default shall exist,  (v)
                                                                              -
     the First Call Price or the Second Call Price, as applicable, may be paid in full in cash without violating any agreement, document, instrument, law, statute, rule or regulation to which any Company is subject and (vi) the
                                                                         --
     average daily trading volume of the Common Stock during such 20-day period was at least 50,000 shares (adjusted appropriately for any stock splits, dividends, combinations or the like). In addition, the Companies shall not have any right to reduce the number of Warrant Shares issuable upon exercise of any Warrants held by any Person other than the MassMutual Investors or to purchase or otherwise acquire any Warrant Shares held by any Person (including, without limitation, any MassMutual Investor).

          (d) The Companies shall exercise their rights under this section 12.2 by delivering to the MassMutual Investors a notice (the "Call Notice") (i)
                                                                              -
     specifying the applicable reduction in the aggregate number of Warrant Shares as a result thereof and the aggregate amount to be paid pursuant to section  12.2(a) or 12.2(b),  as the case may be, in connection  therewith,
     (ii)  setting  forth in  reasonable  detail all  calculations  necessary to
      --
     demonstrate  the  accuracy  of such  figures  and  (iii)  certifying  as to
                                                         ---
     compliance with all conditions of this section 12.2. The reduction in the aggregate number of Warrant Shares on account of any such exercise of rights under this section 12.2 by the Companies shall be allocated among the Warrants then held by each MassMutual Investor in proportion to the respective numbers of Warrant Shares issuable upon exercise of such Warrants and the aggregate amount to be paid in connection therewith shall be paid to the MassMutual Investors in the same proportions. Upon giving a Call Notice, the Companies shall be obligated to pay in full in cash the First Call Price or the Second Call Price, as applicable, not later than the tenth day after such Call

     Notice is so given by the Companies, unless the Companies and the MassMutual Investors agree to a different date.

     12.3. Closing.  The closing for any payment due to any holder of Securities
           -------
to be purchased under this section 12 shall occur at the principal office of such holder, unless the Companies and such holder agree to a different location. Such payment shall be paid in immediately available funds against delivery of the certificates evidencing such Securities as are to be purchased from such holder at such closing.

     12.4. No Waivers, etc. No failure on the part of any holder of any Warrants
           ----------------
or Warrant Shares to exercise any right under this section 12 shall affect or impair any other right of such holder, in respect of the Securities or otherwise, or any right of any other holder of any Securities, under any of the Operative Documents. The covenants contained in this section 12 shall continue in effect so long as any Warrants and/or Warrant Shares are outstanding or any amount may be payable pursuant hereto and, without limiting the generality of the foregoing, shall survive the payment, prepayment and/or replacement of any other Securities and any merger, consolidation, recapitalization, sale of assets or other similar transaction or event involving any of the Companies and/or any of their respective Subsidiaries.

13.  Board Visitation  Rights.  The Required Holders of each class of Securities
     ------------------------
shall have the right, as a group, to appoint one  representative  who shall: (a)
                                                                              -
receive notice of all meetings (both regular and special) of the board of directors (or other governing body) of the Holding Company and each committee thereof (such notice to be delivered or mailed at the same time as notice is given to the members of any such board and/or committee); (b) be entitled to
                                                               -
attend (or, at the option of such representative, monitor by telephone) all such meetings; (c) receive all notices, information, reports and written consents in
           -
lieu of meetings which are furnished to the members of any such board and/or committee at the same time and in the same manner as the same is furnished to such members and (d) receive as soon as available copies of the minutes of all
                  -
such meetings. Such representative shall not constitute a member of any such board and/or committee and shall not be entitled to vote on any matters presented at meetings of any such board and/or committee or to consent to any matter as to which the consent of the members of any such board and/or committee shall have been requested.

14. Covenants of the Holding Company. From and after the date of this Agreement, and thereafter so long as any of the Notes shall remain outstanding, the Holding Company will duly perform and observe, for the benefit of the holders of the Notes, each and all of the covenants and agreements hereinafter set forth, provided that, so long as any of the Warrants and/or Warrant Shares
            --------
are outstanding, the Holding Company will also duly perform and observe, for the benefit of the holders of the Warrants and Warrant Shares (as well as for the benefit of the holders of the Notes), the covenants and agreements set forth in section 14.10:

     14.1. Books of Record and Account;  Reserves. The Holding Company will, and
           --------------------------------------
will cause each of its  Subsidiaries  to (a) at all times keep  proper  books of
                                          -
record and account in which full, true and correct entries shall be made of its transactions in accordance with GAAP and (b) set aside on its books from its
                                             -
earnings for each fiscal year all such proper reserves as shall be required in accordance with GAAP in connection with its business.

     14.2. Payment of Taxes;  Existence;  Maintenance of Properties;  Compliance
           ---------------------------------------------------------------------
with Laws; Lines of Business;  Proprietary Rights. The Holding Company will, and
-------------------------------------------------
will cause each of its Subsidiaries to:

          (a) timely pay and discharge (i) all income and other material  taxes,
                                        -
     assessments and governmental charges or levies imposed upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon
          --
     its property;  provided that the Holding Company and its Subsidiaries shall
                    --------
     not be required pursuant to this section 14.2 (a) to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by appropriate proceedings diligently conducted and as to which reserves or other appropriate provisions therefor have been established in accordance with GAAP;

          (b) preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises, except to the extent that the failure to do so could not reasonably be expected to result in Material Adverse Change;

          (c) maintain and preserve, all of its properties that are reasonably necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted;

          (d) comply, in all respects, with all applicable laws, statutes, rules, regulations and orders, except to the extent that the failure to do so could not reasonably be expected to result in Material Adverse Change;

          (e) engage only in the Business (and in other lines of business related to the Business) substantially in the manner heretofore conducted and keep a majority of its assets in the United States of America; and

          (f) own or have a valid license for all material Proprietary Rights and Licenses used by it in the conduct of its business.

     14.3. Insurance.  The  Holding  Company  will,  and will cause each  of its
           ---------
Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to its properties and businesses against loss or damage of the kinds customarily insured against by Persons of established reputation engaged in the same or a similar business and similarly situated, in such amounts and by such methods as shall be customary for such Persons and reasonably deemed adequate by the Holding Company.

     14.4. Limitation on Discount or Sale  of  Receivables.  The Holding Company
           -----------------------------------------------
will not, and will not permit any of its Subsidiaries to, directly or indirectly, discount or sell any of their accounts receivable, except (a) to
                                                                           -
settle, collect or compromise doubtful accounts or to grant discounts (such as quantity or prompt payment discounts) in the ordinary course of business and (b)
                                                                              -
to engage in factoring  activities  of accounts  receivable  arising in European operations in a manner consistent with their past practices and upon terms and conditions in all material respects substantially similar to those heretofore in effect, provided that (i) all Debt incurred in connection with such factoring
         --------       -
activities is permitted  under section 14.5,  (ii) any disposition of properties
                                               --
in connection therewith is permitted under section 14.15, (iii) both at the time
                                                           ---
of and immediately after giving effect to the consummation of any such factoring, no Default or Event of Default shall exist and (iv) the aggregate outstanding obligations (direct, contingent or otherwise) of the Companies in connection with such factoring activities shall not exceed $2,000,000 at any time.

     14.5. Limitation on Debt. The Holding Company will not, and will not permit
           ------------------
any of its Subsidiaries to, be liable or create, assume, incur, guarantee, or in any manner become liable, contingently or otherwise, in respect of any Debt other than:

          (a) Debt evidenced by the Notes;

          (b) Debt outstanding on the date hereof and referred to in Exhibit 5.9
                                                                     -----------
     attached hereto;

          (c) Debt in addition to that permitted under section 14.5(a) and (b), including, without limitation, any Debt incurred under the Fleet Agreement, provided that, both at the time of and immediately after giving effect to
     --------
     the incurrence thereof and the repayment of any Debt that is concurrently repaid:

               (i) the ratio of Consolidated Debt on such date to Pro Forma Consolidated Cash Flow for the period of four consecutive fiscal quarters ended on or most recently prior to such date does not exceed the applicable ratio set forth below for the period in which such incurrence shall occur:

               Period                                     Ratio
               ------                                     -----

          Closing Date through August 31, 2001         4.75 to 1.00
          September 1, 2001 through August 31, 2002    4.50 to 1.00
          From and after September 1, 2002             4.25 to 1.00;

               (ii) the ratio of Consolidated Senior Debt on such date to Pro Forma Consolidated Cash Flow for the period of four consecutive fiscal quarters ended on or most recently prior to such date does not exceed the applicable ratio set forth below for the period in which such incurrence shall occur:

               Period                                     Ratio
               ------                                     -----

          Closing Date through August 31, 2001         4.00 to 1.00
          September 1, 2001 through August 31, 2002    3.75 to 1.00
          From and after September 1, 2002             3.50 to 1.00; and

               (iii) in the case of any Debt other than Debt incurred under the Fleet Agreement, no Default or Event of Default shall exist; and

          (d) Debt incurred for the extension, refinancing, refunding or renewal of any Debt permitted under sections 14.5(a), (b) or (c), provided that (i)
                                                               --------       -
     the aggregate principal amount of such replacement Debt does not exceed at any time that of the Debt then being extended, refinanced, refunded or renewed, (ii) the terms of such replacement Debt are not in any material
                --
     respect more restrictive upon the Holding Company or any of its Subsidiaries than those of the Debt then being extended, refinanced, refunded or renewed and (iii) both at the time of such extension,
                                  ---
     refinancing, refunding or renewal and immediately after giving effect thereto, no Default or Event of Default shall exist.

For purposes of this section 14.5, any Person becoming a Subsidiary of the Holding Company after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Indebtedness, and any Person extending, refinancing, refunding or renewing any Indebtedness shall be deemed to have incurred such Indebtedness at the time of such extension, refinancing, refunding or renewal.

     14.6. Limitation on Restricted  Payments  and Restricted  Investments.  The
           ---------------------------------------------------------------
Holding Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or commit to make any Restricted Payment or any Restricted Investment, unless:

          (a) both at the time of and immediately after giving effect to the proposed Restricted Payment and/or Restricted Investment: (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Companies could incur at least $1 of additional Debt under section 14.5(c); and

          (b) on the date of declaration, in the case of any proposed Restricted Payment consisting of a dividend, or on the date of payment or distribution or of commitment therefor, whichever comes first, in the case of any other proposed

     Restricted Payment and/or any proposed Restricted Investment (each such date, as the case may be, being herein called the "Computation Date"), and immediately after giving effect thereto, the aggregate amount involved in all Restricted Payments declared, in the case of dividends, and paid or distributed or committed for, in the case of all other Restricted Payments and all Restricted Investments, during the period from and after September 1, 1999 to and including the Computation Date does not exceed the sum (without duplication of amounts) of:

               (i) 15% (or, in the case of a loss, minus 100%) of cumulative Consolidated Net Income for the period from and after September 1, 1999 to and including the last day of the fiscal quarter of the Holding Company ended on or most recently prior to the Computation Date (the "Computation Period");

               (ii) 25% of the net cash proceeds received by the Holding Company during the Computation Period from (1) permanent contributions to the
                                              -
          capital of the Holding Company and (2) the sale by the Holding Company
                                              -
          of its Shares or of any securities convertible into or exchangeable or exercisable for such Shares (if such securities have, in fact, been converted into or exchanged or exercised for such Shares), other than any Shares of the Holding Company or any other such securities which are subject to retirement in whole or in part prior to one year following the payment in full in cash of the Notes by either mandatory or optional redemption or through the operation of either a mandatory or optional sinking or purchase fund; and

               (iii) the aggregate net cash proceeds received by the Holding Company or any of its Subsidiaries during the Computation Period from the maturation, sale or disposition of any Investments (other than Permitted Investments) in excess of the aggregate amount paid by the Holding Company after September 1, 1999 in respect of any Investments (other than Permitted Investments).

Notwithstanding the foregoing, the Holding Company will not, and will not permit any of its Subsidiaries to, become liable (contingently or otherwise) in connection with any Derivative Transaction or make any Investments in connection with any Derivative Transaction, other than Derivative Transactions entered into in the ordinary course of business solely for the purposes of hedging against (as distinct from speculating in) fluctuations in interest rates and currency exchange rates, in each case upon terms and conditions reasonably acceptable to the Required Holders of the Notes.

     14.7. Fixed Coverage Ratio.  The Holding Company will not permit  the ratio
           --------------------
of Pro Forma Consolidated Cash Flow (after restoring thereto any amount deducted therefrom for Rental Obligations paid under leases other than Capital Leases) to Pro

Forma Consolidated Fixed Charges for any period of four consecutive fiscal quarters ended during any period specified below to be less than the applicable ratio set forth below:

               Period                                     Ratio
               ------                                     -----

         Closing Date through August 31, 2001          2.00 to 1.00
         September 1, 2001 through August 31, 2002     2.25 to 1.00
         From and after September 1, 2002              2.50 to 1.00.

     14.8. Limitation on Tax  Consolidation.  The Holding Company will  not, and
           --------------------------------
will not permit any of its Subsidiaries to, become a party to a consolidated or combined income tax return with any Person other than the Holding Company and its Subsidiaries.

     14.9. Limitation  on Liens.  The Holding  Company  will not,  and will  not
           --------------------
permit any of its Subsidiaries to, create or suffer to exist any Lien in respect of any property of any character (whether owned on the date hereof or hereafter acquired) other than:

          (a) Liens securing Indebtedness of any Subsidiary owing to the Holding Company;

          (b) Liens (other than any Lien created by any  Environmental Law or by
     Section 4068 of ERISA),  charges and encumbrances which (i) are incurred in
                                                              -
     the ordinary course of business and which are incidental to the conduct of the business of the Holding Company and its Subsidiaries and the ownership of its and their property, (ii) are not incurred in connection with the
                                   --
     borrowing of money or the obtaining of advances or credit,  (iii) do not in
                                                                  ---
     the aggregate materially detract from the value of the property of the Holding Company or its Subsidiaries or materially impair the use thereof in the operation of its or their business and (iv) do not (and would not
                                                     --
     reasonably be expected to) materially adversely affect the rights of the holders of the Notes;

          (c) any Lien  existing on the date  hereof and  referred to on Exhibit
                                                                         -------
     5.9 attached hereto; and
     ---

          (d) any Lien securing Debt which is permitted under section 14.5.

     14.10. Limitation on Transactions with Affiliates. The Holding Company will
            ------------------------------------------
not, and will not permit any of its Subsidiaries to, engage in any transaction (including, without limitation, the purchase, sale or exchange of any properties and assets or the rendering of any services) with an Affiliate of the Holding Company or of any of its Subsidiaries on terms less favorable to the Holding Company or any such Subsidiary in any material respect than would be obtainable at the time in comparable transactions with a Person not such an Affiliate.

     14.11. Joinder of Additional Subsidiaries.  Notwithstanding anything to the
            ----------------------------------
contrary contained in this Agreement or any of the other Operative Documents, neither the Holding Company nor any of its Subsidiaries will acquire, form or organize any Subsidiary, unless (a) such additional Subsidiary shall have joined
                                 -
in this Agreement and each of the other applicable Operative Documents to become a "Company" and to become jointly and severally liable for the Notes and all other obligations of the Companies under any of the Operative Documents, pursuant to a joinder agreement in form and substance satisfactory to the
Required  Holders  of  each  class  of  Securities  and  (b) at the  time of the
                                                          -
execution of such joinder agreement and/or guarantee, the Holding Company shall have delivered to the holders of the Securities an opinion of counsel to the Holding Company in form and substance reasonably acceptable to the Required Holders of each class of Securities as to the enforceability of such joinder agreement and addressing such other related matters as the Required Holders of each class of Securities may reasonably request, provided that no such
                                                        --------
additional Subsidiary shall be obligated to execute any such joinder and/or guarantee until (x) it shall have become obligated in respect of any Debt under
                 -
the Fleet Documents (or any agreements, documents or instruments executed in connection with any extension, refinancing, refunding or renewal of the Debt arising thereunder), (y) it (and its Subsidiaries) shall own properties and
                        -
assets  constituting 5% or more of Consolidated  Total Assets or (z) it (and its
                                                                  -
Subsidiaries) generate 5% or more of Consolidated Net Income for any fiscal quarter (any Subsidiary of the kind described in any of clause (x), (y) or (z) being herein referred to as a "Significant Subsidiary").

     14.12. Limitation  on  Issuance  and  Sale of  Shares of  Subsidiaries;  No
            --------------------------------------------------------------------
Preferred Shares. The Holding Company will not permit any of its Subsidiaries to
----------------
issue, sell, transfer or otherwise dispose of any Shares (or any securities convertible into or exercisable or exchangeable for Shares) of such Subsidiary or of any other Subsidiary of the Holding Company except to the Holding Company or to a Wholly-Owned Subsidiary, except in connection with the pending liquidation of Elements (NY) and Elements (SF).

          (b) The Holding Company will not, and will not permit any of its Subsidiaries to, authorize, issue or have outstanding any Preferred Shares.

     14.13. Limitation on  Subsidiary's  Consolidation  or Merger.  The Holding
            -----------------------------------------------------
Company will not permit any of its Subsidiaries to consummate any merger or consolidation with any other Person, provided that, if, both at the time of and
                                      --------
immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, then, any Subsidiary of the Holding Company may
(a) merge  into the  Holding  Company,  so long as the  Holding  Company  is the
 -
surviving  corporation,  and (b) consummate any merger or consolidation with any
                              -
other Person, so long as the surviving or resulting corporation shall be a Wholly-Owned Subsidiary of the Holding Company and, in the event any new Subsidiary shall result therefrom, such new Subsidiary shall have complied with section 14.11. No consolidation or merger permitted by this section 14.13 shall have the effect of releasing any Person from any liability or obligation under this Agreement or any of the other Operative Documents.

     14.14. Limitation on the  Holding Company's  Consolidation and Merger.  The
            --------------------------------------------------------------
Holding Company will not consolidate with or merge into any other Person, provided that the foregoing restriction does not apply to the consolidation or
--------
merger of the Holding Company with or into any other Person so long as:

          (a) the successor formed by such consolidation or the survivor of such merger, as the case may be (the "Successor Corporation"), shall be a Solvent corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, shall conduct substantially all of its business and shall keep substantially all of its assets in the United States of America and whose lines of business are related to or not materially different from the Business;

          (b) if the Holding Company is not the Successor Corporation, the Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and each of the other Operative Documents (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders of the Notes), and the Holding Company shall have caused to be delivered to each holder of Notes an opinion of independent counsel reasonably satisfactory to the Required Holders of the Notes, to the effect that all agreements or instruments effecting such assumption are legal, valid and binding obligations of such Successor Corporation enforceable against it in accordance with their respective terms and covering such other matters as the Required Holders of the Notes may reasonably request; and

          (c) immediately after giving effect to such transaction (i) no Default
                                                                   -
     or Event of Default (calculated on a pro forma basis, to the reasonable satisfaction of the Required Holders of the Notes, to give effect to such transaction) shall have occurred and be continuing and (ii) the Holding
                                                                 --
     Company or the Successor Corporation, as the case may be, could incur at least $1 of additional Debt under section 14.5(c).

No such consolidation or merger shall have the effect of releasing the Holding Company or any Successor Corporation that shall theretofore have become such in the manner prescribed in this section 14.14 from its liability under this Agreement or any of the other Operative Documents.

     14.15. Limitation on Disposition of Property. The Holding Company will not,
            -------------------------------------
and will not permit any of its Subsidiaries to, directly or indirectly, sell, lease or otherwise dispose of (including by way of any merger, consolidation or other business combination or any sale-leaseback transaction) any of their respective properties and assets (or any right, title or interest therein), whether real, personal or mixed, tangible or intangible, including, without limitation, Shares, securities or Indebtedness of any Subsidiaries of the Holding Company, except for:

          (a) sales of inventory in the ordinary course of business;

          (b) any merger or consolidation permitted under section 14.13 or 14.14;

          (c) other sales by the Holding Company and its Subsidiaries of their respective properties and assets if, in the case of this clause (c), on the date of such sale and immediately after giving effect thereto:

               (i) no Default or Event of Default shall have occurred and be continuing; and

               (ii) the book value of all properties and assets sold pursuant to this clause (c) (A) during the 365-day period ended on the date of
                            -
          such sale is not more than 10% and (B) during the period commencing on
                                              -
          the Closing Date and ended on the date of such sale is not more than 25%, of Consolidated Total Assets as at the end of the then most recently completed fiscal quarter of the Holding Company for which financial statements have been delivered pursuant to section 7;

          (d) sales, leases, transfers or other dispositions of obsolete or redundant equipment in the ordinary course of business; and

          (e) the sale or discount of accounts receivable arising in the ordinary course of business in connection with the settlement, collection or compromise thereof as provided in section 14.4.

If the net proceeds of any sale of properties and assets are applied within one year of the date of such sale to (x) the purchase of other properties and assets
                                  -
having a fair market value and remaining useful life at least equal to that of the properties and assets so disposed of and/or (y) the prepayment and permanent
                                                 -
reduction  of the  outstanding  principal  amount  of any Debt  under  the Fleet
Agreement (or any agreement executed in connection with any extension, refinancing, refunding or renewal of the Debt under the Fleet Agreement), then such sale for the purpose of determining compliance with section 14.15(c) as of any date on or after the proceeds of such sale are so applied, shall be disregarded. In addition, any sale of properties and assets by any Subsidiary to the Holding Company or to any Wholly-Owned Subsidiary shall be disregarded.

     14.16. Modification  of  Certain  Documents,  Agreements  and  Instruments;
            --------------------------------------------------------------------
Fiscal Year End.  The Holding  Company  will not, and will not permit any of its
---------------
Subsidiaries  to

(a) amend,  modify or waive any  material  term,  condition  or provision of its
 -
Organizational Documents or any of the other agreements, documents or instruments referred to in section 4.3 or (b) have a fiscal year which ends on
                                             -
any date other than August 31 in each year.

     14.17. Further Assurances. From time to time hereafter, the Holding Company
            ------------------
will execute and deliver, or will cause to be executed and delivered, such additional agreements, documents and instruments and will take all such other actions as any holder or holders of the Notes may reasonably request for the purpose of implementing or effectuating the provisions of the Operative Documents.

15.  Definitions.
     -----------

     15.1. Definitions of Capitalized  Terms.  The terms defined in this section
           ---------------------------------
15.1, whenever used in this Agreement, shall, unless the context otherwise requires, have the following respective meanings:

     "Affiliate"  of any Person shall mean any other Person  which,  directly or
      ---------
indirectly, controls or is controlled by or is under common control with such first-mentioned Person, or any individual, in the case of a Person who is an individual, who has a relationship by blood, marriage or adoption to such first-mentioned Person not more remote than first cousin, and, without limiting the generality of the foregoing, shall include (a) any Person beneficially
                                                     -
owning or holding 5% or more of any class of Voting Stock or other Shares of such first-mentioned Person, (b) any Person of which such first-mentioned Person
                              -
owns or holds 5% or more of any class of Voting  Stock or other  Shares  and (c)
                                                                              -
any  director or officer of such  first-mentioned  Person;  provided  that,  for
                                                            --------
purposes hereof, in no event shall you or any other institutional holder of Securities be deemed to be an Affiliate of the Holding Company or any of its Subsidiaries. For the purposes of this definition, "control" (including, with
                                                      -------
correlative  meanings,  the terms  "controlled  by" and  "under  common  control
                                    ----------  --        -----  ------  -------
with"), as used with respect to any Person, shall mean the possession,  directly
----
or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock or by contract or otherwise.

     "Applicable Premium" shall have the meaning specified in section 9.3.
      ---------- -------

     "Business" shall have the meaning specified in section 5.4.
      --------

     "Business  Day" shall mean any day other than a  Saturday,  Sunday or other
      --------  ---
day which shall be in Boston, Massachusetts or New York, New York a legal holiday or a day on which banking institutions therein are authorized by law to close.

     "Call Notice" shall have the meaning specified in section 12.2.
      -----------

     "Capital  Lease"  shall mean any lease or similar  arrangement  which is of
      --------------
such a nature that payment obligations of the lessee or obligor thereunder are required to be capitalized and shown as liabilities upon a balance sheet of such lessee or obligor prepared in accordance with GAAP or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

     "Change of Control" shall mean any event or transaction or series of events
      -----------------
or transactions (occurring for whatever reason) following which any Person (other than William E. Dye and/or Peter Saad), together with "affiliates" and "associates" of such Person within the meaning of Rule 12b-2 of the Commission under the Exchange Act, shall own beneficially or control, directly or indirectly (including beneficial ownership resulting from the formation of a "group" within the meaning of Rule 13d-5 of the Commission under the Exchange
Act), more than 50% of the Common Stock or more than 50% of any other Voting Stock of the Holding Company.

     "CIBC Notes" shall have the meaning specified in section 6.
      ----------

     "Closing" and "Closing Date" shall have the respective  meanings  specified
      -------       ------------
in section 3.

     "Code" shall mean the Internal  Revenue Code of 1986,  as amended from time
      ----
to time.

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency from time to time administering the Securities Act and/or the Exchange Act.

     "Common Stock" shall mean the Common Stock,  $.01 par value, of the Holding
      ------------
Company as constituted on the Closing Date and any Shares into which such Common Stock shall have been changed or any Shares resulting from any reclassification of the Common Stock.

     "Company" and "Companies" shall have the respective  meanings  specified at
      -------       ---------
the beginning of this Agreement.

     "Computation  Date" and  "Computation  Period"  shall  have the  respective
      -----------------        -------------------
meanings specified in section 14.6.

     "Consolidated"  shall mean  consolidated  for the  Holding  Company and its
      ------------
Subsidiaries in accordance with GAAP, and after giving appropriate effect to outside minority interests, if any, in Subsidiaries.

     "Debt" of any Person shall mean, without duplication,  (a) all indebtedness
      ----                                                   -
of such Person for borrowed  money,  (b) all  obligations of such Person for the
                                      -
deferred purchase
price of property or services (including, without limitation, deferred payment and "earn-out" obligations arising in connection with acquisitions of other Persons and businesses), (c) all obligations of such Person evidenced by notes,
                           -
bonds,  debentures or other similar  instruments,  (d) all  obligations  of such
                                                    -
Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all
                                                                          -
obligations of such Person as lessee under Capital Leases,  (f) all obligations,
                                                             -
contingent or otherwise, of such Person in respect of Derivative Transactions, letters of credit or similar facilities, (g) all obligations of such Person to
                                            -
purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock,
(h) all Debt of others  referred  to in clauses  (a) through (g) above or clause
 -
(i) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A)
                                                                              -
to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor)
                           -
property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor
               -
(including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to
                                                                -
assure a creditor  against  loss and (i) all Debt  referred  to in  clauses  (a)
                                      -
through (h) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts, contract rights or inventory) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

     "Default"  shall mean any  condition or event which  constitutes  or, after
      -------
notice or lapse of time or both, would constitute an Event of Default.

     "Derivative  Transactions"  shall  mean  (a) any  rate,  basis,  commodity,
      ----------  ------------                 -
currency,  debt or equity swap, (b) any cap, collar or floor agreement,  (c) any
     `                           -                                        -
rate, basis, commodity,  currency, debt or equity exchange or forward agreement,
(d) any rate, basis,  commodity,  currency, debt or equity option, (e) any other
 -                                                                  -
similar  agreement,  (f) any option to enter into any of the foregoing,  (g) any
                      -                                                   -
master  agreement or other agreement  providing for any of the foregoing and (h)
                                                                              -
any combination of any of the foregoing. For the purposes of this Agreement, the amount of the obligation outstanding (and deemed incurred) under any Derivative Transaction, as of any date, shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Derivative Transaction had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Derivative Transaction provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

     "Disclosure   Document"  shall  mean  the  Confidential  Private  Placement
      ----------   --------
Memorandum dated June 1999 prepared by the Holding Company with the assistance of Fleet Corporate Finance.

     "EBITDA" of any Person,  shall mean, for any period, the sum, determined on
      ------
a Consolidated basis without  duplication,  of (a) net income (or net loss), (b)
                                                -                             -
interest  expense,  (c)  income  tax  expense,  (d)  depreciation  expense,  (e)
                     -                           -                            -
amortization  expense,  (f) non-cash charges, (g) the legal and accounting costs
                         -                     -
and other reasonable expenses incurred in connection with any acquisition of any Person or business completed after the date of this Agreement and in compliance with the provisions of this Agreement, in each case determined in accordance with GAAP for such period and (h) other non-recurring, non-operating expenses,
                               -
including,  without limitation,  restructuring expenses; provided, however, that
                                                         --------
net income (or net loss) shall be computed without giving effect to extraordinary losses or gains; provided, further, that EBITDA shall in any event
                               --------  -------
exclude the amount of any non-cash income recognized during any period for which EBITDA is determined.

     "Elements  (SF)" shall mean  Unidigital  Elements  (SF),  Inc.,  a Delaware
      --------   --
corporation, and any successor thereto.

     "Elements  (UK)"  shall  mean  Elements  (UK)  Limited,  a  United  Kingdom
      --------   --
corporation, and any successor thereto.

     "Environmental Laws" shall mean any law, statute, rule, regulation or other
      ------------- ----
governmental   standard  or  requirement  relating  or  pertaining  to  (a)  the
                                                                         -
generation, manufacture, management, handling, use, sale, transportation, treatment, storage, disposal, delivery, discharge, release or emission of any waste, pollutant or toxic, hazardous or other substance, or (b) any other act,
                                                               -
omission or condition affecting or involving the environment or air or water pollution or soil or groundwater contamination.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations and rulings thereunder.

     "ERISA  Affiliate"  shall  mean  each  trade or  business  (whether  or not
      -----  ---------
incorporated) that, together with the Holding Company, would be treated as a single employer under section 4001(b) of ERISA, or that is a member of a group of which the Holding Company is a member and that is a controlled group within the meaning of section 4971(e)(2)(B) of the Code.

     "Event of Default" shall have the meaning specified in section 16.1.
      ----- -- -------

     "Exchange Act" shall mean the Securities  Exchange Act of 1934, as amended,
      -------- ---
or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Family", as applied to any individual, shall mean (a) the children of such
                                                         -
first-mentioned  individual (by birth or adoption),  (b) the parents, spouse and
                                                      -
siblings  of such  first-mentioned  individual,  (c) any  trust  solely  for the
                                                  -
benefit of or any partnership, limited liability company or other entity owned solely by any one or more of such aforementioned individuals (so long as such first-mentioned individual has the exclusive right to control such trust or other entity) and (d) the estate of such first-mentioned individual.
                   -

     "First  Call  Price"  and "First  Call  Shares"  shall have the  respective
      -----  ----  -----
meanings specified in section 12.2.

     "Fixed Charges" of any Person shall mean, for any period,  the sum (without
      ----- -------
duplication of amounts) of (a) all cash Interest Charges of such Person for such
                            -
period and (b) all Rental  Obligations of such Person for such period in respect
            -
of leases other than Capital Leases, in each case determined in accordance with GAAP.

     "Fleet" shall mean Fleet Bank, N.A.
      -----

     "Fleet Agreement" shall mean the Credit Agreement dated as of May 12, 1999,
      ----- ---------
as amended by Amendment No. 1 dated July 23, 1999, by and between the Holding Company and the banks, financial institutions and other institutional lenders named therein, as further amended, modified and supplemented from time to time.

     "Fleet  Documents" shall mean the Fleet Agreement and the other agreements,
      -----  ---------
documents and instruments related thereto, as amended, modified and supplemented from time to time.

     "GAAP" shall mean generally accepted accounting  principles as in effect in
      ----
the United States from time to time, consistently applied.

     "Guarantee"  of any Person shall mean, at any date,  any obligation of such
      ---------
Person at such date guaranteeing, directly or indirectly, any Indebtedness, liability or other obligation of any other Person in any manner, but in any event including all endorsements (other than for collection or deposit in the ordinary course of business), all discounts with recourse and all obligations incurred through an agreement, contingent or otherwise, (a) to purchase the
                                                              -
obligations of any other Person or any security therefor or to advance or supply funds for the payment or purchase of such obligations, or (b) to purchase, sell
                                                            -
or lease (as lessee or lessor) property, products, materials or supplies or to purchase or sell transportation or services, primarily for the purpose of enabling the obligor to make payment of such obligations or to assure the owner of such obligations against loss, regardless of the delivery or non-delivery of the property, products, materials or supplies or the furnishing or nonfurnishing of the transportation or services, or (c) to provide funds for the payment of, or
                                   -
obligating such Person to make, any loan, advance, capital contribution or other investment in the obligor for the purpose of assuring a minimum equity, asset base, working capital or other balance sheet condition for any date or to provide funds for the payment of any obligation, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in the obligor. The amount of any Guarantee shall be equal to the amount of all Indebtedness, liabilities and other obligations directly or indirectly guaranteed thereby.

     "Holding Company" shall mean Unidigital Inc., a Delaware  corporation,  and
      ------- -------
any successor thereto.

     "Indebtedness"  of any Person shall mean,  at any date,  all  indebtedness,
      ------------
liabilities and other obligations of such Person at such date (other than items of shareholders' equity) which would, in accordance with GAAP, be classified as liabilities of such Person, but in any event including (without duplication):

          (a) all Guarantees of such Person;

          (b) all indebtedness, liabilities and other obligations secured by any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations;

          (c) all indebtedness, liabilities and other obligations of such Person arising under any conditional sale or other title retention agreement, whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property;

          (d) the amount of the obligation required to be recorded by the lessee in respect of any Capital Lease under which such Person is lessee; and

          (e) all indebtedness, liabilities and other obligations arising in connection with letters of credit, bankers acceptances or other credit enhancement facilities or Derivative Transactions.

          "Indemnified   Costs"  and  "Indemnitee"  shall  have  the  respective
           -----------   -----         ----------
     meanings specified in section 21.

          "Interface"  shall mean  Interface  Graphics  Limited,  a  corporation
           ---------
     organized under the laws of Scotland, and any successor thereto.

          "Interest  Charges" of any Person  shall  mean,  for any  period,  the
           --------  -------
     aggregate amount of all interest paid, payable or guaranteed during such period by such Person, including, without limitation, the "imputed interest" portion of Rental Obligations on Capital Leases and all interest capitalized and/or deferred during such period on any Debt, determined in accordance with GAAP.

     "Investment" of any Person shall mean any investment made by such Person in
      ----------
any other Person by stock purchase, capital contribution, loan, advance, acquisition of Indebtedness, Guarantee or otherwise.

     "Licenses"  shall mean  certificates  of public  convenience and necessity,
      --------
franchises, licenses and other permits and authorizations from governmental authorities.

     "Lien"  shall  mean  any  lien,   security  interest  or  other  charge  or
      ----
encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

     "Linographics" shall mean Linographics Corporation, a New York corporation,
      ------------
and any successor thereto.

     "Make Whole Amount" shall mean, at any date, with respect to any prepayment
      ---- ----- ------
or payment (whether on account of acceleration or otherwise) of any Notes, if the Treasury Rate plus 200 basis points at such date is lower than 14.00% per annum, the excess of (a) the present value of the principal and interest
                         -
payments on and in respect of the Notes being prepaid or paid, as the case may be, that would otherwise become due and payable (without giving effect to such prepayment or payment and assuming that no such payments are, have been or will be deferred pursuant to the "pik" provisions of the Notes) (including the final payment on the maturity date of the Notes), discounted at a rate which is equal to the Treasury Rate plus 200 basis points over (b) the principal amount of the
                                                 -
Notes being prepaid or paid, as the case may be, at par. If the Treasury Rate plus 200 basis points at the date of such prepayment or payment is equal to or higher than 14.00% per annum, the Make Whole Amount for purposes of such prepayment or payment at such date, is zero.

     "MassMutual  Investors"  shall mean  Massachusetts  Mutual  Life  Insurance
      ----------  ---------
Company, C.M. Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited and any of their respective Affiliates.

     "Material Adverse Change" shall mean a material adverse change in or effect
      -------- ------- ------
upon any of (a) the condition (financial or otherwise),  business,  performance,
             -
operations, properties or profits of the Holding Company or any of its Subsidiaries taken as a whole, (b) the legality, validity or enforceability of
                                 -
this Agreement,  the Securities or any of the other Operative Documents, (c) the
                                                                          -
rights and remedies of any holder of Securities with respect to the Securities or (d) the ability of the Holding Company or any of its
    -

Subsidiaries to perform its obligations under any of the Operative Documents and/or to comply with any of the terms thereof applicable to it.

     "Mega  Art"  shall mean Mega Art  Corp.,  a New York  corporation,  and any
      ---------
successor thereto.

     "Multiemployer  Plan" shall mean any Plan that is a "multiemployer plan" as
      -------------  ----
defined in section 4001(a)(3) of ERISA.

     "Net Income" of any Person shall mean,  for any period,  the net income (or
      --- ------
net loss) of such Person for such period, determined in accordance with GAAP; provided that in determining Net Income there shall be excluded (a) the Net
--------                                                              -
Income of any Person (other than a Subsidiary of the Holding Company) in which the Holding Company or any Subsidiary of the Holding Company has an ownership interest, except to the extent that any such Net Income has been actually received by the Holding Company or such Subsidiary in the form of cash dividends or similar cash distributions, (b) any undistributed Net Income of a Subsidiary
                                 -
of the Holding Company which for any reason is unavailable for distribution to the Holding Company or any other Subsidiary of the Holding Company, (c) the Net
                                                                      -
Income of any Person accrued prior to the date it becomes a Subsidiary of the Holding Company or is merged into or consolidated with the Holding Company or a Subsidiary of the Holding Company, (d) in the case of a successor to the Holding
                                    -
Company by consolidation, merger or transfer of assets, the Net Income of such successor accrued prior to such consolidation, merger or transfer, (e) any
                                                                          -
deferred or other credit representing the excess of the equity in any Subsidiary of the Holding Company at the date of acquisition thereof over the cost of the investment in such Subsidiary, (f) any restoration to income of any contingency
                                 -
reserve, except to the extent that provision for such reserve was made out of income accrued during the same period, (g) any aggregate net gain (but not any
                                          -
aggregate  net  loss)  arising  from the  sale,  conversion,  exchange  or other
disposition  of  capital  assets,   including,   without  limitation,   (i)  all
                                                                         -
non-current assets and, without duplication,  (ii) the following, whether or not
                                               --
current:  (A) fixed assets,  whether  tangible or intangible,  (B) all inventory
           -                                                    -
sold in conjunction  with the  disposition of fixed assets and (C) all Shares or
                                                                -
other  securities,  (h) any gains resulting from any write-up of any assets (but
                     -
not  any  loss  resulting  from  any  write-down),  (i) any net  gain  from  the
                                                     -
collection of any proceeds of life insurance policies, (j) any gain arising from
                                                        -
the acquisition of any Shares or other securities or the extinguishment, under GAAP, of any Indebtedness, of the Holding Company or any Subsidiary of the Holding Company, (k) any net income or gain (but not any net loss) from (i) any
                   -                                                      -
change in accounting  principles in accordance  with GAAP, (ii) any prior period
                                                            --
adjustments resulting from any change in accounting principles in accordance with GAAP and (iii) any discontinued operations or the disposition thereof, (l)
               ---                                                            -
any portion of net income that cannot be freely converted into United States Dollars and (m) any other extraordinary, unusual, nonrecurring or nonoperating
             -
net income or gain (but not any net loss).

     "Notes" shall have the meaning specified in section 1.
      -----

     "Officer's  Certificate"  shall mean a certificate  signed on behalf of the
      ---------  -----------
Companies by the chief executive officer or chief financial officer of the Holding Company.

     "Operative  Documents"  shall  mean this  Agreement,  the  Securities,  the
      ---------  ---------
Registration Rights Agreement and each of the other agreements, documents and instruments executed in connection herewith and therewith, each as it may from time to time be amended, modified or supplemented.

     "Organizational  Documents" of any Person shall mean such Person's  charter
      --------------  ---------
and by-laws, partnership agreement, operating agreement, trust agreement, as applicable, and/or any other similar agreement, document or instrument.

     "Other  Purchasers" and "Other Securities  Purchase  Agreements" shall have
      -----  ----------       ----- ----------  --------  ----------
the respective meanings specified in section 1.

     "PBGC" shall mean the Pension Benefit Guaranty  Corporation referred to and
      ----
defined in ERISA or any successor thereto.

     "Permitted Investment" shall mean any of the following Investments:
      --------- ----------

          (a) Investments existing on the date hereof and referred to in Exhibit
                                                                         -------
     5.9 attached hereto;
     ---

          (b) Investments by the Holding Company or any of its Wholly-Owned Subsidiaries in any Wholly-Owned Subsidiary (or in any Person which simultaneously therewith becomes a Wholly-Owned Subsidiary), made by stock purchase, capital contribution, loan or advance, provided that (i) both at
                                                       --------       -
     the time of and immediately after giving effect to any such Investment, no Default or Event of Default shall have occurred and be continuing and (ii)
                                                                             --
     all such Investments are made only in Solvent entities which are organized under the laws of and conduct substantially all of their respective businesses in the United States of America or a state thereof or the District of Columbia or any country in Western Europe;

          (c) Investments by any Subsidiary of the Holding Company in the Holding Company;

          (d) readily marketable obligations (having a maturity not in excess of 12 months from the date of acquisition thereof) of, or fully and unconditionally guaranteed (as to both principal and interest) by, the United States of America;

          (e) negotiable certificates of deposit (having a maturity not in excess of 12 months from the date of acquisition thereof), evidencing direct obligations of any federally insured commercial bank or trust company organized and operating in the United States of America having capital and surplus and undivided profits of at least $1,000,000,000;

          (f) commercial paper (having a maturity not in excess of 270 days from the date of acquisition thereof) issued by any corporation organized and operating in the United States of America having the highest rating available from Moody's Investors Services, Inc., or Standard & Poor's Corporation;

          (g) money market funds or mutual funds registered under the Investment Company Act of 1940, as amended, organized and operating in the United States of America, having total net assets of $1,000,000,000 or more and the assets of which constitute Investments described in clauses (d), (e) and/or (f) of this definition;

          (h) accounts receivable arising from transactions in the ordinary course of business; contingent liabilities represented by endorsements of negotiable instruments for collection or deposit in the ordinary course of business; advances, deposits, down payments and prepayments on account of firm purchase orders made in the ordinary course of business;

          (i) advances to employees for business related expenses to be incurred in the ordinary course of business and consistent with past practices in an amount not to exceed $50,000 in the aggregate outstanding at any time, provided that no such advances to any single employee shall exceed $10,000
     --------
     in the aggregate outstanding at any time;

          (j) short-term tax-exempt securities including municipal notes, commercial paper, option rate floaters and floating rate notes rated at least "P-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group, and bonds rated at least "AA" (or the then equivalent grade) by Standard & Poor's Ratings Group;

          (k) pre-refunded municipal bonds escrowed to maturity and backed by U.S. Treasury securities;

          (l) repurchase agreements covering U.S. Treasury or U.S. government agency securities valued at not less favorably than 102% of market value with a term of not more than seven days with major banks and dealers that are recognized as "primary dealers" by the Federal Reserve Bank of New York;

          (m) tax-exempt preferred stock or bonds issued with a rate-reset mechanism and a maximum term of 180 days and rated at least "AAA" (or the then equivalent grade) by Moody's Investors Service, Inc.;

          (n) with respect to any Subsidiary organized in any jurisdiction other than the United States or any state thereof (hereinafter, a "Foreign Subsidiary"), government obligations of (1) the United Kingdom, (2) the
                                                -                         -
     country in which such Foreign Subsidiary maintains its chief executive office, (3) any other country approved by the Required Holders of the
               -
     Notes, or (4) any other country whose debt securities are rated by Standard
                -
     & Poor's Ratings Group and Moody's Investors Service, Inc. "A-1" or "P-1", respectively, or the equivalent thereof (if a short-term debt rating is provided by either) or at least "AA" or "AA2", respectively, or the equivalent thereof, if a long-term unsecured debt rating is provided by either (each such country, an "Approved Country"), in each case with maturities of less than 12 months; and

          (o) insured certificates of deposit, bankers acceptances or time deposits having a maturity of not greater than 12 months from the date of issuance thereof with any commercial bank or financial institution having combined capital and surplus of at least $1,000,000,000 and organized under the laws of an Approved Country and having a rating that is the equivalent of at least "P-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Rating Group.

     "Person"  shall  mean an  individual,  a  corporation,  an  association,  a
      ------
joint-stock  company,  a  business  trust  or  other  similar  organization,   a
partnership, a limited liability company, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

     "Plan" shall mean an "employee benefit plan" (as defined in section 3(3) of
      ----
ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Holding Company or any ERISA Affiliate or with respect to which the Holding Company or any ERISA Affiliate may have any liability.

     "Preferred  Shares",  as applied to any  Person,  shall mean Shares of such
      ---------  ------
Person which shall be entitled to preference or priority over any other Shares of such Person in respect of either the payment of dividends or the distribution of assets upon liquidation, and in the case of the Holding Company shall include the Preferred Stock.

     "Preferred  Stock" shall mean the Preferred  Stock,  $.01 par value, of the
      ---------  -----
Holding Company as constituted on the Closing Date.

     "Principal  Stockholder" shall mean William E. Dye.
      ---------  -----------

     "Pro Forma  Consolidated  Cash Flow" shall mean,  for any period,  the sum,
      --- -----  ------------  ---- ----
determined on a Consolidated basis without duplication, of (A)(i) net income (or
                                                            -  -
net loss),  (ii) interest expense,  (iii) income tax expense,  (iv) depreciation
             --                      ---                        --
expense, (v) amortization  expense,  (vi) non-cash charges,  (vii) the legal and
          -                           --                      ---
accounting costs and other reasonable expenses incurred in connction with any acquisition of any Person or business completed after the date of this Agreement and in compliance with the provisions of this Agreement, in each case determined in accordance with GAAP for such period and (viii) other non-recurring, non-operating expenses, including, without limitation, restructuring expenses; provided, however, that net income (or net loss) shall be computed without
--------
giving effect to  extraordinary  losses or gains;  provided,  further,  that Pro
                                                   --------   -------
Forma Consolidated Cash Flow shall in any event exclude the amount of any non-cash income recognized during any period for which Pro Forma Consolidated Cash Flow is determined, (B) the pro forma effect on EBITDA for such period of
                            -
any such acquisition consummated by the Holding Company or any of its Subsidiaries during the most recent twelve month period preceding the date of determination, but solely for the number of months immediately preceding the consummation of the applicable acquisition, which number equals twelve (12) less the number of months following the consummation of the applicable acquisition to such date of determination, plus (C) the amount by which compensation to owners,
                            ----  -
employees or agents of the Person or business acquired pursuant to such acquisition will be reduced following such acquisition, as set forth in an Officer's Certificate which is reasonably acceptable to the Required Holders.

     "Pro  Forma   Consolidated   Fixed  Charges"  shall  mean  for  any  period
      ---  -----   ------------   -----  -------
Consolidated Fixed Charges for such period adjusted in a manner satisfactory to the Required Holders of the Notes to include the Fixed Charges for such period of any Person or business acquired by the Holding Company or any of its Subsidiaries during such period (including any adjustment on account of any identifiable savings acceptable to the Required Holders of the Notes), and otherwise determined in accordance with GAAP.

     "Proprietary  Rights"  shall mean any  patents,  registered  and common law
      -----------  ------
trademarks, service marks, trade names, copyrights, licenses and other similar rights (including, without limitation, know-how, trade secrets and other confidential information) and applications for each of the foregoing, if any.

     "Put  Closing  Date",  "Put  Notice"  and "Put  Securities"  shall have the
      ---  -------  ----     ---  ------        ---  ----------
respective meanings specified in section 12.1.

     "Put Price" shall mean, at any date,  (a) as applied to any Warrant  Share,
      --- -----                             -
the greater of the Exercise Price (as defined in the Warrants) per share in effect on such date and the Fair Value (as defined in the Warrants) per share as of such date and (b) as applied to any Warrant, (i) the amount specified in
                  -                                -
clause (a) less the Exercise  Price per share in effect on such date and payable
        -  ----
upon  exercise  thereof  times (ii) the number of Warrant  Shares  issuable upon
                         -----  --
exercise of such Warrant.

     "Regent" shall mean Regent Group Limited, a United Kingdom corporation, and
      ------
any successor thereto.

     "Registration Rights Agreement" shall have the meaning specified in section
      ------------ ------ ---------
4.3.

     "Rental  Obligations"  of any Person shall mean, for any period,  all rents
      ------  -----------
and other amounts (including as such, all payments which such Person is obligated to make to the lessor on termination of any lease and/or on surrender of the leased property other than payments for which such Person is contingently liable on account of early termination or breach of such lease) paid, payable or guaranteed during such period by such Person, as lessee or sublessee under any lease, including, without limitation, any amount required to be paid by such Person (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, utilities and similar charges, determined in accordance with GAAP. Whenever it is necessary to determine the amount of Rental Obligations for any period, to the extent that such Rental Obligations are not definitely determinable by the terms of the lease, the Rental Obligations not so definitely determinable shall be estimated in good faith and in such reasonable manner as the board of directors of the Holding Company may determine.

     "Required  Holders" as applied to describe the requisite  holder or holders
      --------  -------
of any class of the Securities, shall mean, at any date, the holder or holders of 66-2/3% or more in interest of such class of Securities at the time outstanding (excluding all Securities at the time owned by the Holding Company or any Affiliate of the Holding Company).

     "Restricted  Investment"  shall mean any Investment  other than a Permitted
      ----------  ----------
Investment.

     "Restricted Payment" as applied to any Person shall mean:
      ---------- -------

          (a) any dividend or other distribution, direct or indirect, on account of any Shares of such Person now or hereafter outstanding (including, without limitation, Preferred Shares) or any securities convertible into or exercisable or exchangeable for such Shares or any rights, options or warrants to acquire any such Shares (including, without limitation, dividends pursuant to "poison pill" arrangements), except (i) any such
                                                                     -
     dividend or distribution payable to the Holding Company and/or any Wholly-Owned Subsidiary and (ii) a pro rata distribution payable to all of
                                   --    --- ----
     the shareholders of the Holding Company solely in shares of Common Stock of the Holding Company and as a result of which there is no change in the relative ownership interest of any shareholder in the Holding Company or any of such shareholder's rights; and

          (b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any Shares of such Person now or hereafter outstanding (including, without limitation, Preferred Shares) or any securities convertible into or exercisable or exchangeable for such Shares or any rights, options or warrants to acquire any such Shares; and

          (c)  any   payment,   direct  or   indirect,   of  any   compensation,
     remuneration, management or consulting fee or any other amount to the Principal Stockholder (other than ordinary and reasonable compensation for services) or any of his Affiliates;

provided that,  notwithstanding  the foregoing,  the term  "Restricted  Payment"
--------                                                    ----------  -------
shall not include any dividend or other distribution paid on, or any redemption, retirement, purchase or other acquisition of, or other payment in respect of, any of the Securities.

     "Second  Call Price" and "Second  Call  Shares"  shall have the  respective
      ------  ---- -----       ------  ----  ------
meanings specified in section 12.2.

     "Securities"  shall mean each of the Notes,  the Warrants  and,  unless the
      ----------
context clearly requires otherwise, the Warrant Shares, each of which is a "Security".
 --------

     "Securities Act" shall mean the Securities Act of 1933, as amended,  or any
      ---------- ---
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Senior  Debt" of any Person on any date shall mean all Debt of such Person
      ------  ----
on such date other than (a) Debt  evidenced by the Notes and (b) Debt  expressly
                         -                                    -
subordinated to the Notes on terms and conditions acceptable to the Required Holders of the Notes.

     "Shares" of any Person shall  include any and all shares of capital  stock,
      ------
partnership interests, membership interests, or other shares, interests, participations or other equivalents (however designated and of any class) in the capital of, or other ownership interests in, such Person.

     "Significant Subsidiary" shall have the meaning specified in section 14.11.
      ----------- ----------

     "Solvent" as applied to any Person at any date shall mean that on and as of
      -------
such date (a) the fair value of the  property of such Person is greater than the
           -
total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of
                              -
such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will,
           -
incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a
                           -
transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities on and as of any date shall be computed as the amount that, in the light of all the facts and circumstances existing on and as of such date, represents the amount that can reasonably be expected to become an actual or matured liability. For purposes of this definition, "Person" shall mean, where so required by the context in which the term "Solvent" appears, such Person and its Subsidiaries taken as a whole.

     "Subsidiary"  of any Person at any date shall mean (a) any other  Person at
      ----------                                         -
least 66-2/3% (by number of votes) of the Voting Stock of which is owned by such first-mentioned Person and/or by one or more other Subsidiaries of such first-mentioned  Person  and (b) any other  Person  with  respect  to which such
                              -
first-mentioned Person and/or any one or more other Subsidiaries of such first-mentioned Person (i) is entitled to at least 66-2/3% of such Person's
                         -
profits or losses or at least 66-2/3% of such Person's  assets on liquidation or
(ii)  holds an  equity  interest  in such  Person of at least  66-2/3%.  As used
 --
herein, unless the context clearly required otherwise, the term "Subsidiary" refers to a Subsidiary of the Holding Company.

     "Successor Corporation" shall have the meaning specified in section 14.14.
      --------- -----------

     "SuperGraphics"   shall  mean  SuperGraphics   Corporation,   a  California
      -------------
corporation, and any successor thereto.

     "SuperGraphics  Holding" shall mean SuperGraphics Holding Company,  Inc., a
      -------------  -------
Delaware corporation, and any successor thereto.

     "Total  Assets" of any Person at any date shall mean all of the  properties
      -----  ------
and assets (whether real, personal or mixed, tangible or intangible) of such Person at such date determined in accordance with GAAP.

     "Treasury Rate" at any time with respect to any Notes being prepaid or paid
      -------- ----
(whether on account of acceleration or otherwise), as the case may be, shall mean and shall be determined by reference to the display designated as "page 5" on the Telerate Service as of 10:00 A.M., Boston time, on the second Business Day prior to the date fixed for such prepayment or payment (or, if such display is no longer available, any other publicly available source of similar market data, as selected by the Required Holders of the Notes), and shall be the yield on actively traded United States Treasury securities adjusted to a maturity equal to the then remaining Weighted Average Life to Maturity of the Notes then being prepaid or paid (whether on account of acceleration or otherwise) (the "Remaining Life"). If the Remaining Life is not equal to the maturity of a
 ---------  ----
United States Treasury security for which a yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of the two closest United States Treasury securities for which such yields are given, except that if the Remaining Life is less than one year, the average yield on actively traded United States Treasury securities adjusted to a constant maturity of one year shall be used. The Treasury Rate shall be computed to the fifth decimal place

(one-thousandth of a percentage point) and then rounded to the fourth decimal place (one-hundredth of a percentage point).

     "Unison (MA)" shall mean Unison (MA), Inc. a Delaware corporation,  and any
      ------  --
successor thereto.

     "Unison (NY)" shall mean Unison (NY), Inc. a Delaware corporation,  and any
      ------  --
successor thereto.

     "Voting Stock",  when used with reference to any Person,  shall mean Shares
      ------ -----
(however designated) of such Person having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such Person, other than Shares having such power only by reason of the happening of a contingency.

     "Warrant Shares" shall have the meaning specified in the Warrants.
      ------- ------

     "Weighted Average Life to Maturity" of any Indebtedness or obligation shall
      -------- ------- ---- -- --------
mean, at any date, the number of years obtained by dividing the then Remaining Dollar-years of such Indebtedness or obligation by the then outstanding principal amount of such Indebtedness or obligation. For purposes of this definition, the "Remaining Dollar-years" of any Indebtedness or obligation shall
                 --------- ------------
mean, at any date,  the total of the products  obtained by  multiplying  (a) the
                                                                          -
amount of each then remaining installment, sinking fund, serial maturity or other required payment, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) which will
    -
elapse between such date and the making of such payment.

     "Wholly-Owned  Subsidiary" shall mean any Subsidiary all of the outstanding
      ------ -----  ----------
Shares of which, other than directors' qualifying Shares, shall at the time be owned by the Holding Company and/or by one or more other Wholly-Owned Subsidiaries and the accounts of which are consolidated with those of the Holding Company in accordance with GAAP.

     "Withdrawal  Liability" shall have the meaning given such term under Part 1
      ----------  ---------
of Subtitle E of Title IV of ERISA.

     "Year  2000  Compliant"   shall  mean  that  neither  the  performance  nor
      ----  ----  ---------
functionality of the operating systems for the Holding Company's and its Subsidiaries' computers and all software applications that run on such computers is affected by dates prior to, during, spanning or after January 1, 2000, and shall include, but not be limited to (a) accurately processing (including, but
                                      -
not limited to calculating, comparing and sequencing) date and time data from, into, and between the years 1999 and 2000 and leap year calculations, (b)
                                                                              -
functioning without error, interruption or decreased performance relating to such date and time data, (c) accurately processing such date and time data when
                          -
used in combination
with other technology, if the other technology properly exchanges date and time data, (d) accurate date and time data century recognition, (e) calculations that
       -                                                    -
accurately use same century and multi-century formulas and date and time values,
(f) date and time data interface values which reflect the correct  century,  and
 -
(g)  processing,  storing,  receiving and outputting all date and time data in a
 -
format that accurately indicates the century of the date and time data.

     15.2. Other Definitions.  The terms defined in this section 15.2,  whenever
           ----- -----------
used in this Agreement, shall, unless the context otherwise requires, have the respective meanings hereinafter specified.

     "this  Agreement"  (and similar  references  to any of the other  Operative
      ----  ---------
Documents)  shall mean,  and the words "herein" (and  "therein"),  "hereof" (and
                                        ------         -------      ------
"thereof"),  "hereunder"  (and  "thereunder")  and words of similar import shall
 -------      ---------          ----------
refer to, such instruments as they may from time to time be amended, modified or supplemented.

     "beneficial  ownership" shall be determined in the manner set forth in Rule
      ----------  ---------
13d-3 of the Commission under the Exchange Act.

     a "class" of  Securities  shall refer to the Notes,  the  Warrants  and the
        -----
Warrant Shares, each of which is a separate class.

     "premium"  when used in  conjunction  with  references  to principal of and
      -------
interest on the Notes, shall mean any amount due upon any payment or prepayment of any of the Notes, other than principal and interest, and shall include the Applicable Premium.

     15.3. Accounting Terms and Principles; Laws.
           -------------------------------------

          (a) All accounting terms used herein which are not expressly defined in this Agreement shall have the respective meanings given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all financial statements shall be prepared in accordance with GAAP.

          (b) All references herein to laws, statutes, rules and regulations shall, unless the context clearly requires otherwise, be deemed to refer to any law, statute, rule, regulation and any other governmental restriction, standard and/or requirement promulgated, issued and/or enforced by any domestic or foreign federal, state or local government, governmental agency, authority, court, instrumentality or regulatory body, including, without limitation, those of the United States of America or any state thereof or the District of Columbia.

16.  Remedies.
     --------

     16.1. Events of Default Defined;  Acceleration of Maturity.  If any one or
           ----------------------------------------------------
more of the following events ("Events of Default") shall occur and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

          (a) if default shall be made in the due and punctual payment of all or any part of the principal of, or premium (if any) on, any Note when and as the same shall become due and payable, whether at the stated maturity thereof, by notice of or demand for prepayment, or otherwise;

          (b) if default shall be made in the due and punctual payment of any interest on any Note when and as such interest shall become due and payable and such default shall have continued for a period of five days;

          (c) if default shall be made in the performance or observance of any covenant, agreement or condition contained in sections 7(g), 8(a), 9.8, 12.1, 13, 14.2(b) or 14.4 to 14.17, inclusive;

          (d) if default shall be made in the performance or observance of any other of the covenants, agreements or conditions contained in this Agreement or any of the other Operative Documents and such default shall have continued for a period of 30 days after the earlier to occur of (i) the Holding Company's obtaining actual knowledge of such default or (ii) the Holding Company's receipt of written notice of such default;

          (e) if the Holding Company or any Subsidiary of the Holding Company shall make a general assignment for the benefit of creditors, or shall not pay its debts as they become due, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver, liquidator or fiscal agent for it or for all or any substantial part of its properties, or shall (or its directors or shareholders shall) take any action looking to its dissolution or liquidation;

          (f) if, within 60 days after the commencement of an action against the Holding Company or any Subsidiary of the Holding Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Holding Company or such Subsidiary stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 60 days after the appointment without the consent or acquiescence of the Holding Company or such Subsidiary of any trustee, custodian, receiver, liquidator or fiscal agent for the Holding Company or any Subsidiary of the Holding Company or for all or any substantial part of their respective properties, such appointment shall not have been vacated;

          (g) if, under the provisions of any law for the relief or aid of debtors, any court or governmental agency of competent jurisdiction shall assume custody or control of the Holding Company or of any Subsidiary of the Holding Company or of all or any substantial part of their respective properties and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control;

          (h) the Holding Company or any Subsidiary of the Holding Company shall fail to (i) make any payment due on any Indebtedness (other than the Notes)
              -
     or other obligation (including any in respect of any lease or any Shares upon the exercise by any Person of any put or call option or other similar right of redemption or repurchase with regard to such Shares in accordance with the terms of such option or right), if the aggregate outstanding amount thereof (and of any other Indebtedness or other obligation as to which the Holding Company or any Subsidiary is in default) exceeds $4,000,000 (or the equivalent thereof, as of any date of determination, in any other currency) or (ii) perform, observe or discharge any covenant,
                              --
     condition or obligation in any agreement, document or instrument evidencing, securing or relating to such Indebtedness or other obligation, if the effect of any such failure of the character described in this clause
     (h) is to cause (without further action by any Person), or any Person shall cause, any payment in respect thereof in an aggregate amount of $4,000,000 (or the equivalent thereof, as of any date of determination, in any other currency) or more to become due and payable, or if any such Indebtedness or other obligation in aggregate amount of $4,000,000 (or the equivalent thereof, as of any date of determination, in any other currency) or more shall become due and payable by its terms and shall not be paid or extended;

          (i) if a final judgment for the payment of money which, together with all other outstanding final judgments for the payment of money against the Holding Company and/or any of its Subsidiaries (excluding any judgment or judgments as to which an insurance company has accepted full liability in writing), exceeds an aggregate of $4,000,000 (or the equivalent thereof, as of any date of determination, in any other currency) shall be rendered by a court of record against the Holding Company or any Subsidiary, and the Holding Company or such Subsidiary shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 45 days from the date of entry thereof and within such period of 45 days, or such longer period during which execution of such judgment shall have been stayed, move to vacate such judgment or appeal therefrom and cause the execution thereof to be stayed pending determination of such motion or during such appeal;

          (j) if any representation or warranty made by or on behalf of the Holding Company or any Subsidiary of the Holding Company in this Agreement or in any of the other Operative Documents or in any agreement, document or instrument delivered under or pursuant to any provision hereof or thereof shall prove to have been false or incorrect in any material respect on the date as of which made;

          (k) if, at any time, this Agreement or any of the other Operative Documents shall for any reason (other than the scheduled termination thereof in accordance with its terms), expire, fail to be in full force and effect or be disaffirmed, repudiated, canceled, terminated or declared to be unenforceable, null and void; or

          (l) if (i)  any  Plan  shall  fail  to  satisfy  the  minimum  funding
                  -
     standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to
                                                      --
     terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Holding Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the
                                                                       ---
     aggregate "amount of unfunded benefit  liabilities"  (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $200,000 (or the equivalent thereof, as of any date of determination, in any other currency), (iv) the Holding
                                                                 --
     Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Holding Company or any ERISA Affiliate withdraws from any
              -
     Multiemployer  Plan, or (vi) the Holding  Company or any  Subsidiary of the
                              --
     Holding Company establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Holding Company or any Subsidiary of the Holding Company thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, has resulted in, or could reasonably be expected to result in a Material Adverse Change; or

          (m) William E. Dye shall cease to maintain beneficial ownership of 5% or more of the outstanding Voting Stock of the Holding Company, unless such cessation is the result of a testamentary disposition upon his death;

then, subject to the terms of subordination set forth in the Notes, in the case of any Event of Default (other than one of the character described in subdivisions (e), (f) or (g) of this section 16.1) and at the option of the Required Holders of the Notes at the time outstanding, exercised by written notice to the Companies, the principal of all Notes shall forthwith become due and payable, together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Companies shall forthwith upon any such acceleration pay to the holder or holders of all the Notes then outstanding (i) the entire principal of
                                                      -
and interest accrued on the Notes and (ii) to the extent permitted by applicable
                                       --
law, an amount equal to the Applicable Premium, as liquidated damages and not as a penalty, that would be payable if the Companies prepaid the Notes pursuant to section 9.3 on the date of such  acceleration;  provided that, in the case of an
                                                --------
Event of Default of the character  described in subdivisions  (a) or (b) of this section 16.1 and irrespective of whether all of the Notes have been declared due and payable by the Required Holders of the Notes at the time outstanding, any holder of Notes who or which has not consented to any waiver with respect to such Event of Default may, at the option of such holder, by written notice to the Companies, declare all Notes then held by such holder to be, and such Notes shall thereupon become, forthwith due and payable, together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Companies shall forthwith upon any such acceleration pay to such holder (i) the entire principal
                                                         -
of and  interest  accrued  on such  Notes and (ii) to the  extent  permitted  by
                                               --
applicable law, an amount equal to the Applicable Premium, as liquidated damages and not as a penalty, that would be payable if the Companies prepaid such Notes pursuant to section 9.3 on the date of such acceleration; provided, further,
                                                             --------   -------
that, in the case of an Event of Default of the character described in subdivisions (e), (f) or (g) of this section 16.1, the principal of all Notes shall forthwith become due and payable, together with interest accrued thereon (including any interest accruing after the commencement of any action or proceeding under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable domestic or foreign federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Companies shall forthwith upon any such acceleration pay to the holder or holders of all the Notes then outstanding (i) the entire principal of
                                                      -
and interest accrued on the Notes and (ii) to the extent permitted by applicable
                                       --
law, an amount equal to the Applicable Premium, as liquidated damages and not as a penalty, that would be payable if the Companies prepaid the Notes pursuant to section 9.3 on the date of such acceleration.

     Notwithstanding the foregoing provisions, at any time after the occurrence of any Event of Default and of notice thereof, if any, by any holder or holders of Notes and before any judgment, decree or order for payment of the money due has been obtained by or on behalf of any holder or holders of the Notes, the Required Holders of the Notes by written notice to the Companies, may rescind and annul such Event of Default and/or notice of such Event of Default and the consequences thereof with respect to all of the Notes (including any Notes which were accelerated pursuant to the first proviso in the preceding paragraph by any holder or holders on account of an Event of Default of the character described in clause (a) or (b) of this section 16.1) if:

          (1)  the Companies have paid a sum sufficient to pay

               (A) all overdue interest on the Notes at the rate specified in the Notes;

               (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such Event of Default or notice thereof and interest thereon at the rate specified in the Notes; and

               (C) interest on such overdue principal (and premium, if any) and, to the extent that payment of such interest is lawful, interest upon overdue interest, all at the rate for overdue amounts specified in such Notes; and

          (2) all Defaults and Events of Default, other than the non-payment of amounts which have become due solely by such acceleration, have been cured or waived as provided in section 19.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     16.2. Suits for Enforcement, etc.  In case any one or more of the Events of
           ---------------------------
Default specified in section 16.1 shall have occurred, and irrespective of whether any Notes have become or have been declared immediately due and payable under section 16.1, the holder of any Note may proceed to protect and enforce its rights either by suit in equity or by action at law, or both. The Companies stipulate that the remedies at law of the holder or holders of the Securities in the event of any default or threatened default by the Companies in the performance of or compliance with any covenant or agreement in this Agreement or any of the other Operative Documents are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance thereof, whether by an injunction against a violation thereof or otherwise.

     16.3. Remedies Cumulative.  No remedy conferred in this Agreement or in any
           -------------------
of the other Operative Documents upon the holder of any Security is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     16.4. Remedies Not Waived. No course of dealing between the Holding Company
           -------------------
and any of its Subsidiaries, on the one hand, and any holder of any Security, on the other hand, and no delay by any such holder in exercising any rights hereunder or under any of the other Operative Documents shall operate as a waiver of any rights of any such holder.

     16.5.  Application  of  Payments.  In case any one or more of the Events of
            -------------------------
Default specified in section 16.1 shall have occurred, all amounts to be applied to the prepayment or payment of any Notes, shall be applied, after the payment of all related costs and expenses incurred by the holders of the Notes (including, without limitation, compensation to any and all trustees, liquidators, receivers or similar officials and reasonable fees, expenses and disbursements of counsel) in such order of priority as is determined by the Required Holders of the Notes.

17.  Registration,  Transfer  and  Exchange  of  Securities.  Securities  issued
     ------------------------------------------------------
hereunder shall be issued in registered form. The Holding Company shall keep at its principal executive office (which is now located at the address set forth at the beginning of this Agreement), registers in which it shall provide for the registration and transfer of the Securities. The name and address of each holder of the Securities shall be registered in such registers. The Holding Company (or its transfer agent) shall give to any institutional holder of any Security promptly (but in any event within 10 days) following request therefor, a complete and correct copy of the names and addresses of all registered holders of the Securities and the amount and kind of Securities held by each. Whenever any Security or Securities shall be surrendered for transfer or exchange, the Company(ies) that issued such Security or Securities (or its (their) transfer agent) at its (their) expense will execute and deliver in exchange therefor a new Security or Securities (in such denominations and registered in such name or names as may be requested by the holder of the surrendered Security or Securities), in the same aggregate unpaid principal amount or in the same aggregate number of Shares, as applicable, as that of the Security or Securities so surrendered and, in the case of any Note, dated so as not to result in any loss of interest. The Companies may treat the Person in whose name any Security is registered as the owner of such Security for all purposes.

18.  Replacement of Securities. Upon receipt by the Company(ies) that issued any
     -------------------------
Security (or its (their) transfer agent) of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of any such Security and (in the case of loss, theft or destruction) of reasonably satisfactory indemnity, and (in the case of mutilation) upon surrender of such Security, the Company(ies) that issued any Security at its (their)
expense will execute and deliver in lieu of such Security a new Security of like tenor and, in the case of any Note, dated so as not to result in any loss of interest. The unsecured agreement to indemnify and/or affidavit of any institutional holder shall constitute satisfactory indemnity and/or satisfactory evidence of loss, theft or destruction for the purpose of this section.

19.  Amendment and Waiver.
     --------------------

          (a) Any term of this Agreement and, unless explicitly provided otherwise therein, of any of the other Operative Documents may, with the consent of the Companies, be amended, or compliance therewith may be waived, in writing only, by the Required Holders of each class of Securities entitled to the benefits of such term, provided that (i) without
                                                       --------       -
     the consent of the holders of all of the Notes at the time outstanding, no such amendment or waiver shall (A) change the amount of the principal of or
                                     -
     any rate of interest on or the amount of any premium payable with respect to any of the Notes or change the payment terms of any of the Notes, or, except as provided in the Notes, subordinate the obligation of the Companies to pay any amount due on the Notes to any other obligation, or
     (B) change the  percentage of holders of Notes required to approve any such
      -
     amendment,  effectuate any such waiver or accelerate  payment of the Notes,
     (ii)  without the consent of the holders of all of the Warrants and Warrant
      --
     Shares at the time outstanding, no such amendment or waiver shall (A) change any of the terms of section 12 or (B) change the percentage of holders of Warrants and Warrant Shares required to approve any such amendment or effectuate any such waiver and (iii) no such amendment or
                                                     ---
     waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon. Executed or true and correct copies of any amendment, waiver or consent effected pursuant to this section 19 shall be delivered by the Companies to each holder of Securities forthwith (but in any event not later than ten Business Days) following the effective date thereof.

          (b) The Companies will not, directly or indirectly, request or negotiate for, or offer or pay any remuneration or grant any security as an inducement for, any proposed amendment or waiver of any of the provisions of this Agreement or any of the other Operative Documents unless each holder of the Securities (irrespective of the kind and amount of Securities then owned by it) shall be informed thereof by the Companies and, if such holder is entitled to the benefit of any such provision proposed to be amended or waived, shall be afforded the opportunity of considering the same, shall be supplied by the Companies with sufficient information to enable it to make an informed decision with respect thereto and shall be offered and paid such remuneration and granted such security on the same terms.

          (c) In determining whether the requisite holders of Securities have given any authorization, consent or waiver under this section 19, any Securities owned by the Companies or any of their Affiliates shall be disregarded and deemed not to be outstanding.

20.  Method of Payment of Securities. Irrespective of any provision hereof or of
     -------------------------------
the other Operative Documents to the contrary, so long as you or any other institutional holder shall hold any Security, the Companies will make all payments on such Security in U.S. dollars to you or such other institutional holder by the method and at the address for such purpose specified in Schedule I
                                                                      ----------
attached hereto or by such other method or at such other address as you or such institutional holder may designate in writing (given as provided in section 23), without requiring any presentation or surrender of such Security, except that if any Security shall be paid, prepaid and/or repurchased in full, such Security shall be surrendered to the Company(ies) that issued the same promptly following such payment, prepayment or repurchase and canceled.

21.  Expenses; Indemnity. Whether or not the transactions contemplated by any of
     -------------------
the Operative Documents shall be consummated, the Companies, jointly and severally, will pay or cause to be paid (or reimbursed, as the case may be) and will defend, indemnify and hold you (and each other holder of any of the Securities) and each of your (and such other holder's) directors, officers, employees, agents, advisors and Affiliates (each, an "Indemnitee") harmless (on an after tax basis) in respect of all costs, losses, expenses (including, without limitation, the reasonable fees, costs, expenses and disbursements of counsel) and damages (collectively, "Indemnified Costs") incurred by or asserted against any Indemnitee in connection with the negotiation, execution, delivery, performance and/or enforcement of this Agreement or any of the other Operative Documents (including, without limitation, so-called work-outs and/or restructurings and all amendments, waivers and consents hereunder and thereunder, whether or not effected) and/or the consummation of the transactions contemplated hereby and thereby or which may otherwise be related in any way to this Agreement or any other Operative Documents or such transactions or such Indemnitee's relationship to either Company or any of its Affiliates or any of their respective properties and assets, including, without limitation, any and all Indemnified Costs related in any way to the requirements of any Environmental Laws (as the same may be amended, modified or supplemented from time to time) or to any environmental investigation, assessment, site monitoring, containment, clean up, remediation, removal, restoration, reporting and sampling, whether or not consented to, or requested or approved by, any Indemnitee, and whether or not such Indemnified Cost is attributable to an event or condition originating from any properties or assets of any Company or any of its Subsidiaries or any other properties previously or hereafter owned, leased, occupied or operated by either Company or any of its Subsidiaries. Notwithstanding the foregoing, the Companies shall not have any obligation to an Indemnitee under this section 21 with respect to any Indemnified Cost which is finally determined by a court of competent jurisdiction to have arisen solely and directly as a result of the gross negligence, willful misconduct or bad faith of such Indemnitee.

22.  Charges; Foreign Currency; Taxes.
     --------------------------------

          (a) Each payment, whether in respect of principal, interest, premium, expenses or otherwise, by any Company to any holders of the Securities under any Operative Document shall be made under all circumstances without set off, counterclaim or reduction for and free from and clear of and without deduction for or because of any and all present or future taxes, levies, imposts, duties, fees, assessments, charges, deductions, withholding or any other restrictions or conditions of any nature whatsoever imposed, levied, collected, assessed, deducted or withheld by or within any jurisdiction (or any governmental authority therein or thereof), including without limitation, England and/or the United States of America or any political subdivision thereof (collectively, "Charges") and, if any such payment is or shall be, under applicable law, subject to any Charge, then the Companies shall forthwith pay to each holder of any Securities such additional amounts as may be necessary in order that the net amount of every payment made to each holder of Securities, after provision for payment of all Charges, shall be equal to the amount which such holder would have received had there been no such Charges. In addition, the Companies will indemnify and hold harmless and reimburse each such holder for the amount of (i) any Charges so levied or imposed and paid by such
                        -
     holder as a result of payments made under or with respect to the Securities (together with any other Charges imposed with respect to such reimbursement under this section 22) and (ii) any liability (including penalties,
                                     --
     interest and expenses) arising therefrom or with respect thereto. If any Company is required by law to make any deduction for any Charges with respect to any payment made hereunder or under any other Operative Document, such Company shall (subject to the foregoing) deduct such amount and shall pay the amount required to the relevant taxing jurisdiction within the time required and within 30 days of payment of such Charges shall furnish to the holders an original or certified copy of receipt evidencing payment thereof.

          (b) All payments under the Operative Documents due to any holder of the Securities shall be paid in lawful money of the United States of America and any payment which is made in any foreign currency, whether pursuant to any judgment or order of any court, or otherwise, shall constitute payment only to the extent of the amount of the lawful money of the United States of America which may be purchased with such foreign currency on the date of payment. The Companies covenant and agree that each shall, as a separate and independent obligation, which shall not be merged in any judgment or order, pay or cause to be paid the amount payable under the Operative Documents in lawful money of the United States of America and no payment in any other currency shall discharge the obligations of the Companies except to the extent provided above.

          (c) The Companies will pay, and will indemnify each holder of the Securities against, all taxes and fees (including interest and penalties), including, without limitation, all issuance and documentary stamp and similar taxes, which may be payable in respect of the execution and delivery of this Agreement and each of the other Operative Documents.

23.  Communications.   All  communications   provided  for  herein  and,  unless
     --------------
explicitly provided otherwise therein, in any of the other Operative Documents shall be in writing and sent (a) by telecopy if the sender on the same day sends
                              -
a confirming copy of such communication by a recognized overnight delivery service (charges prepaid), (b) by a recognized overnight delivery service
                               -
(charges prepaid), or (c) by messenger.  Any such communication must be sent (i)
                       -                                                      -
if to the Holding Company (or any Subsidiary of the Holding Company), to the Holding Company (or such Subsidiary) at:

                    Unidigital Inc.
                    229 West 28th Street
                    New York, New York 10001
                    Attention:  Chief Executive Officer
                    Telecopy No.: (212) 244-7815

          with a copy (which shall not constitute notice) to:

                    Buchanan Ingersoll Professional Corporation
                    College Centre
                    500 College Road East
                    Princeton, New Jersey 08540
                    Attention:  David J. Sorin, Esq.
                    Telecopy No.:  (609) 520-0360

or at such other address (or telecopy number) as may be furnished in writing by the Holding Company to each holder of any Security and (ii) if to you, at your
                                                          --
address for such  purpose set forth in Schedule I attached  hereto,  with a copy
                                       ----------
(which shall not constitute notice) to:

                    Choate, Hall & Stewart
                    Exchange Place
                    53 State Street
                    Boston, Massachusetts  02109
                    Attention:  W. Brewster Lee, Esq.
                    Telecopy No.:  (617) 248-4000

and if to any other holder of any Security, at the address of such holder as it appears on the applicable register maintained pursuant to section 17, or at such other address as may be furnished in writing by you or by any other holder to the Holding Company. Communications under this section 23 shall be deemed given only when actually received.

24.  Survival  of  Agreements,   Representations   and   Warranties,   etc.  All
     ----------------------------------------------------------------------
agreements, representations and warranties contained herein and in the other Operative Documents shall be deemed to have been relied upon by you and shall survive the execution and delivery of this Agreement and each of the other Operative Documents, the issue, sale and delivery of the Securities and payment therefor and any disposition of the Securities by you, whether or not any investigation at any time is made by you or on your behalf. All indemnification provisions, including, without limitation, those contained in sections 21 and 22, shall survive the date upon which none of the Securities shall be outstanding and the termination of this Agreement and each of the other Operative Documents.

25.  Successors and Assigns; Rights of Other Holders. This Agreement and, unless
     -----------------------------------------------
explicitly provided otherwise therein, each of the other Operative Documents shall bind and inure to the benefit of and be enforceable by the Companies and you, successors to the Companies and your successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each holder from time to time of any Securities who, upon acceptance thereof, shall, without further action, be entitled to enforce the applicable provisions and enjoy the applicable benefits hereof and thereof. No Company may assign any of its rights or obligations hereunder or under any of the other Operative Documents without the written consent of the Required Holders of each class of Securities then outstanding.

26.  Purchase for Investment; Source of Funds.
     ----------------------------------------

          (a)  You  represent  and  warrant  that  (i)  you  are an  "accredited
                                                    -
     investor" as defined in Regulation D of the Commission under the Securities Act and (ii) you will acquire such Securities for your own account for
              --
     investment and not for distribution in any manner that would violate applicable securities laws, but without prejudice to your rights to dispose of such Securities or a portion thereof to a transferee or transferees, in accordance with such laws if at some future time you deem it advisable to do so. The acquisition of such Securities by you at the Closing shall constitute your confirmation of the foregoing representations and warranties. You understand that such Securities are being sold to you in a transaction which is exempt from the registration requirements of the Securities Act, and that, in making the representations and warranties contained in section 5.16, the Holding Company is relying, to the extent applicable, upon your representations and warranties contained herein.

          (b) You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Securities to be purchased by you hereunder:

               (i) the Source is an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and, except as you have disclosed to the Holding

          Company in writing pursuant to this section (i), the amount of reserves and liabilities for the general account contract(s) held by or on behalf of any employee benefit plan or group of plans maintained by the same employer or employee organization do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurer; or

               (ii) the Source is a separate account of an insurance company maintained by you in which an employee benefit plan (or its related trust) has an interest, which separate account is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

               (iii) the  Source  is  either  (A) an  insurance  company  pooled
                                               -
          separate  account,  within the meaning of PTE 90-1 (issued January 29,
          1990), or (B) a bank collective investment fund, within the meaning of
                     -
          the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Holding Company in writing pursuant to this section (iii), no
                                                                        ---
          employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

               (iv) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Holding Company and (A) the identity of such QPAM and
                                                -
          (B) the names of all employee  benefit plans whose assets are included
           -
          in such investment fund have been disclosed to the Holding Company in writing pursuant to this section (iv); or

               (v) the Source is a governmental plan; or

               (vi) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Holding Company in writing pursuant to this section (vi); or

               (vii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     As used in this section 26(b), the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA, and the term "QPAM Exemption" means PTE 84-14 (issued March 13, 1984).

27.  Governing  Law;  Jurisdiction;  Waiver of Jury Trial.  This  Agreement and,
     ----------------------------------------------------
unless explicitly provided otherwise therein, each of the other Operative Documents, including the validity hereof and thereof and the rights and obligations of the parties hereunder and thereunder, and all amendments and supplements hereof and thereof and all waivers and consents hereunder and thereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Each Company and each holder of any Securities, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the State of New York and consents to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or thereunder or with respect to the transactions contemplated hereby or thereby, and expressly waives any and all objections it may have as to venue in any such courts. Each Company and each holder of any Securities further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address set forth in section 23 or as otherwise provided under the laws of the State of New York. Notwithstanding the foregoing, each Company and each holder of any Securities agrees that nothing contained in this section 27 shall preclude the institution of any such suit, action or other proceeding in any jurisdiction other than The State of New York. EACH COMPANY AND EACH HOLDER OF ANY SECURITIES IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST IT IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

28.  Rules 144 and 144A.  The  Companies  will take,  or will cause to be taken,
     ------------------
such action as any holder of Securities may reasonably request from time to time to facilitate any sale or disposition by any such holder of any Securities without registration under the Securities Act and/or any applicable securities laws within the limitation of the exemptions provided by any rule or regulation thereunder, including, without limitation, Rules 144 and 144A under the Securities Act.

29.  Miscellaneous.  The  headings  in this  Agreement  and in each of the other
     -------------
Operative Documents are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof. This Agreement (together with the other Operative Documents) embodies the entire agreement and understanding among you and the Companies and supersedes all prior agreements and understandings relating to the subject matter hereof. Each covenant contained herein and in each of the other Operative Documents shall be construed (absent an express provision to the contrary) as being independent of each other covenant contained herein and therein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. If any provision in this Agreement or in any of the other Operative Documents refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable, whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision. In case any provision in this Agreement or any of the other Operative Documents shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement and, unless explicitly provided otherwise therein, each of the other Operative Documents, may be executed in any number of counterparts and by the parties hereto or thereto, as the case may be, on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

            [The remainder of this page is intentionally left blank.]

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement under seal among you and the Companies. Please then return one of such counterparts to the Companies.


                                        Very truly yours,


                                        UNIDIGITAL INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        LINOGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        ELEMENTS (UK) LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNIDIGITAL ELEMENTS (SF), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        UNISON (NY), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNISON (MA), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        MEGA ART CORP.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS HOLDING
                                          COMPANY, INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        REGENT GROUP LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        INTERFACE GRAPHICS LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)




The foregoing Agreement is hereby
agreed to as of the date thereof.



MASSACHUSETTS MUTUAL LIFE
  INSURANCE COMPANY



By  /s/ Richard C. Morrison
  ----------------------------------
        Managing Director    (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement under seal among you and the Companies. Please then return one of such counterparts to the Companies.

                                        Very truly yours,

                                        UNIDIGITAL INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        LINOGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        ELEMENTS (UK) LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNIDIGITAL ELEMENTS (SF), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        UNISON (NY), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNISON (MA), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        MEGA ART CORP.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS HOLDING
                                          COMPANY, INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        REGENT GROUP LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        INTERFACE GRAPHICS LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)




The foregoing Agreement is hereby
agreed to as of the date thereof.


C.M. LIFE INSURANCE COMPANY



By  /s/ Richard C. Morrison
  ------------------------------------
        Investment Officer     (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement under seal among you and the Companies. Please then return one of such counterparts to the Companies.

                                        Very truly yours,


                                        UNIDIGITAL INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        LINOGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        ELEMENTS (UK) LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNIDIGITAL ELEMENTS (SF), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        UNISON (NY), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNISON (MA), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        MEGA ART CORP.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS HOLDING
                                          COMPANY, INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        REGENT GROUP LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        INTERFACE GRAPHICS LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)




The foregoing Agreement is hereby
agreed to as of the date thereof.

MASSMUTUAL CORPORATE INVESTORS



By  /s/ Richard C. Morrison
  --------------------------------
        Vice President     (Title)


The foregoing is executed on behalf of
MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement under seal among you and the Companies. Please then return one of such counterparts to the Companies.

                                        Very truly yours,

                                        UNIDIGITAL INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        LINOGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        ELEMENTS (UK) LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNIDIGITAL ELEMENTS (SF), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        UNISON (NY), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNISON (MA), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        MEGA ART CORP.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS HOLDING
                                          COMPANY, INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        REGENT GROUP LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        INTERFACE GRAPHICS LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)




The foregoing Agreement is hereby
agreed to as of the date thereof.


MASSMUTUAL PARTICIPATION INVESTORS



By  /s/ Richard C. Morrison
  ----------------------------------
        Vice President       (Title)

The foregoing is executed on behalf of MassMutual
Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement under seal among you and the Companies. Please then return one of such counterparts to the Companies.

                                        Very truly yours,

                                        UNIDIGITAL INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        LINOGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        ELEMENTS (UK) LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNIDIGITAL ELEMENTS (SF), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        UNISON (NY), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        UNISON (MA), INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        MEGA ART CORP.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS HOLDING
                                          COMPANY, INC.



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        SUPERGRAPHICS CORPORATION



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)

                                        REGENT GROUP LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)


                                        INTERFACE GRAPHICS LIMITED



                                        By: /s/ William E. Dye
                                           -------------------------------------
                                                Chief Executive Officer  (Title)




The foregoing Agreement is hereby
agreed to as of the date thereof.



MASSMUTUAL CORPORATE VALUE
  PARTNERS LIMITED

By Massachusetts Mutual Life Insurance
    Company, as Investment Manager



    By  /s/ Richard C. Morrison
      --------------------------------
            Managing Director  (Title)